Exhibit 10.4

                                                                  EXECUTION COPY









                           LOAN AND SECURITY AGREEMENT



                         Dated as of September 13, 2002


                           TAXI MEDALLION LOAN TRUST I
                                   as Borrower


                                       and


                             MERRILL LYNCH BANK USA
                                    as Lender

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I     DEFINITIONS AND ACCOUNTING MATTERS...............................1

   Section 1.01   Certain Defined Terms........................................1
   Section 1.02   Accounting Terms and Determinations.........................21

ARTICLE II    ADVANCES, NOTE AND PREPAYMENTS..................................21

   Section 2.01   Advances....................................................21
   Section 2.02   Note........................................................22
   Section 2.03   Procedure for Borrowing.....................................22
   Section 2.04   Delivery of Medallion Loan Files............................23
   Section 2.05   Repayment of Advances; Interest.............................23
   Section 2.06   Limitation on Advances; Illegality..........................23
   Section 2.07   Determination of Borrowing Base; Mandatory Prepayments
                     or Pledge; Rapid Amortization Event......................24
   Section 2.08   Optional Prepayments; Release of Medallion Loans upon
                     Repayment................................................24
   Section 2.09   Requirements of Law.........................................25
   Section 2.10   Purpose of Advances.........................................26
   Section 2.11   Taxes.......................................................26
   Section 2.12   Interest Reserve Deposit Account............................28
   Section 2.13   Collection Account..........................................28
   Section 2.14   Continuation................................................28
   Section 2.15   Minimum Amounts and Maximum Number of Tranches..............29
   Section 2.16   Indemnity...................................................29

ARTICLE III   PAYMENTS; COMPUTATIONS; FEES....................................29

   Section 3.01   Payments....................................................29
   Section 3.02   Computations................................................30
   Section 3.03   Facility Fee................................................30
   Section 3.04   Non-Usage Fee...............................................31

ARTICLE IV    COLLATERAL SECURITY.............................................31

   Section 4.01   Collateral; Security Interest...............................31
   Section 4.02   Further Documentation.......................................33
   Section 4.03   Changes in Locations, Name, etc.............................33
   Section 4.04   Lender's Appointment as Attorney-in-Fact....................33
   Section 4.05   Performance by Lender of Borrower's Obligations.............35
   Section 4.06   Proceeds....................................................35
   Section 4.07   Remedies....................................................35
   Section 4.08   Limitation on Duties Regarding Presentation of Collateral...36
   Section 4.09   Powers Coupled with an Interest.............................36

   Section 4.10   Release of Security Interest................................36

ARTICLE V     CONDITIONS PRECEDENT............................................37

   Section 5.01   Initial Advance.............................................37
   Section 5.02   Initial and Subsequent Advances.............................40

ARTICLE VI    REPRESENTATIONS AND WARRANTIES OF THE BORROWER..................42

   Section 6.01   Eligible Medallion Loans....................................42
   Section 6.02   Existence; Qualification....................................42
   Section 6.03   Authority and Authorization; Enforceability; Approvals;
                     Absence of Adverse Notice................................42
   Section 6.04   No Breach...................................................43
   Section 6.05   Litigation..................................................43
   Section 6.06   No Adverse Selection........................................43
   Section 6.07   Bulk Transfer...............................................43
   Section 6.08   Indebtedness................................................43
   Section 6.09   Borrower's Purpose..........................................43
   Section 6.10   Adverse Orders..............................................43
   Section 6.11   Taxes.......................................................43
   Section 6.12   Chief Executive Office; Jurisdiction of Organization........44
   Section 6.13   Legal Name..................................................44
   Section 6.14   Solvency....................................................44
   Section 6.15   Subsidiaries................................................44
   Section 6.16   Consideration...............................................44
   Section 6.17   True and Complete Disclosure................................44
   Section 6.18   Proceeds Regulations........................................44
   Section 6.19   Adverse Agreements..........................................45
   Section 6.20   Investment Company..........................................45
   Section 6.21   No Default..................................................45
   Section 6.22   Underwriting and Servicing..................................45
   Section 6.23   ERISA.......................................................45
   Section 6.24   Sharing of Payments.........................................45
   Section 6.25   Collateral Security; Acquisition............................45
   Section 6.26   Subsidiary..................................................46
   Section 6.27   Subsidiaries of the Parent..................................46

ARTICLE VII   COVENANTS OF THE BORROWER.......................................46

   Section 7.01   Existence; etc..............................................46
   Section 7.02   Special Purpose Entity......................................47
   Section 7.03   Accuracy of Opinions........................................48
   Section 7.04   Prohibition on Adverse Claims...............................48
   Section 7.05   Prohibition on Fundamental Change...........................48
   Section 7.06   Sale or Contribution Treatment..............................48
   Section 7.07   Prohibition on Modifications................................49
   Section 7.08   Amendment to Organizational Documents.......................49
   Section 7.09   Remittance of Collections...................................49

   Section 7.10   Hedging Strategy............................................49
   Section 7.11   Litigation..................................................49
   Section 7.12   Notices.....................................................49
   Section 7.13   Additional Information......................................50
   Section 7.14   Transaction with Affiliates.................................50
   Section 7.15   Limitation on Liens.........................................50
   Section 7.16   Advertising, Origination and Servicing Activities...........50
   Section 7.17   Required Filings............................................50
   Section 7.18   Financial Statements........................................50
   Section 7.19   Maintenance of Insurance....................................51
   Section 7.20   Right of First Refusal Replacement Financing................51
   Section 7.21   Monthly Pricing Reports; Monthly Liquidation Reports........51
   Section 7.22   Underwriting Guidelines.....................................52
   Section 7.23   Approved Purchase Agreement Sale or Contribution Treatment..52
   Section 7.24   "Warm" Backup Servicer......................................52
   Section 7.25   Allonge Identification......................................52

ARTICLE VIII  EVENTS OF DEFAULT...............................................52

ARTICLE IX    REMEDIES UPON DEFAULT...........................................54

ARTICLE X     MISCELLANEOUS...................................................55

   Section 10.01  Waiver......................................................55
   Section 10.02  Notices.....................................................55
   Section 10.03  Indemnification and Expenses................................56
   Section 10.04  Amendments..................................................57
   Section 10.05  Successors and Assigns......................................57
   Section 10.06  Survival....................................................57
   Section 10.07  Captions....................................................57
   Section 10.08  Counterparts................................................57
   Section 10.09  GOVERNING LAW; ETC..........................................58
   Section 10.10  SUBMISSION TO JURISDICTION; WAIVERS.........................58
   Section 10.11  WAIVER OF JURY TRIAL........................................58
   Section 10.12  Acknowledgments.............................................59
   Section 10.13  Hypothecation and Pledge of Collateral......................59
   Section 10.14  Assignments; Participations.................................59
   Section 10.15  Alteration of Medallion Loan Documents......................60
   Section 10.16  Periodic Due Diligence Review...............................60
   Section 10.17  Usury Savings Clause........................................61
   Section 10.18  Pledge of Ownership Interest in the Borrower................62

SCHEDULES
---------

     SCHEDULE 1.01(a)  Credit and Collection Policy

     SCHEDULE 1.01(b)  Existing Permitted Joint Participants

     SCHEDULE 1.01(c)  Existing Permitted Junior Participants

     SCHEDULE 1.01(d)  Underwriting Guidelines

     SCHEDULE 1.01(e)  Former FSP Medallion Loans

     SCHEDULE 1.01(f)  Specified 90% LTV Medallion Loans

     SCHEDULE 1        Eligibility Criteria

     SCHEDULE 6.25     Filing Jurisdictions

     SCHEDULE 6.27     Parent Subsidiaries

     SCHEDULE 7.20     Right of First Refusal

     SCHEDULE 7.21     Monthly Pricing Reports

EXHIBITS
--------

     EXHIBIT A         Form of Note

     EXHIBIT B         Form of Borrowing Base Certificate

     EXHIBIT C         Form of Collection Account Control Agreement

     EXHIBIT D         Form of Custodial Agreement

     EXHIBIT E-1       RESERVED

     EXHIBIT E-2       RESERVED

     EXHIBIT E-3       RESERVED

     EXHIBIT F-1       Form of Junior Participation Supplemental Agreement
                       (E.J.T.)

     EXHIBIT F-2       Form of Junior Participation Supplemental Agreement (Elk)

     EXHIBIT F-3       Form of Junior Participation Supplemental Agreement
                       (Susil Cab, Inc.)

     EXHIBIT F-4       Form of Junior Participation Supplemental Agreement (The
                       OSG Corporation)

     EXHIBIT G         Form of Interest Reserve Deposit Account Control
                       Agreement

     EXHIBIT H         Form of Notice of Borrowing and Pledge

     EXHIBIT I         Form of Tax Certificate

     EXHIBIT J         Form of Assignment and Acceptance

     EXHIBIT K-1       RESERVED

     EXHIBIT K-2       RESERVED

     EXHIBIT K-3       RESERVED

     EXHIBIT L-1       Form of Approved Junior Participation Agreement (E.J.T.)

     EXHIBIT L-2       Form of Approved Junior Participation Agreement (Elk)

     EXHIBIT L-3       Form of Approved Junior Participation Agreement (Susil
                       Cab, Inc.)

     EXHIBIT L-4       Form of Approved Junior Participation Agreement (The OSG
                       Corporation)

                           LOAN AND SECURITY AGREEMENT

          THIS LOAN AND SECURITY AGREEMENT is made as of September 13, 2002 between TAXI MEDALLION LOAN TRUST I, a Delaware business trust (the "Borrower"), and MERRILL LYNCH BANK USA, a Utah industrial loan corporation (the "Lender").

                                    RECITALS

          WHEREAS,   pursuant  to  the  Purchase  Agreement,   the  Borrower,  a
special-purpose entity, has agreed to purchase Medallions Loans from time to time from Medallion Funding (defined below), as Seller;

          WHEREAS, pursuant to the Servicing Agreement, the Servicer has agreed to perform certain services in connection with the collection of payments in respect of the Medallion Loans;

          WHEREAS, the Borrower has requested that the Lender from time to time make revolving credit loans to the Borrower, the proceeds of which shall be used to finance the purchase of Medallion Loans by the Borrower from Medallion Funding, as Seller, pursuant to the Purchase Agreement or for other purposes permitted hereby, and the Lender is prepared to make such loans upon the terms and subject to the conditions hereof;

          WHEREAS, the Borrower may request that the Lender from time to time make revolving credit loans to the Borrower, the proceeds of which shall be used to finance the purchase of Medallion Loans by the Borrower from an Approved Seller pursuant to an Approved Purchase Agreement, and the Lender is prepared to make such loans upon the terms and subject to the conditions hereof;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING MATTERS

          Section 1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa):

          "Acceptable Refinancing" shall mean the refinancing of the Medallion Credit Facilities on terms providing for no earlier amortization than in the applicable amended Medallion Credit Facility or on terms otherwise reasonably acceptable to the Lender.

          "Accepted Servicing Practices" shall have the meaning assigned thereto in the Servicing Agreement.

          "Advance" shall have the meaning assigned to such term in Section 2.01(a).

          "Advance Rate" shall mean:

          (a) with respect to each Eligible Medallion Loan other than a Specified 90% LTV Medallion Loan, the applicable advance rate set forth in the chart below opposite the applicable class of such Eligible Medallion Loan:

          --------------------------------------------------  ------------------
                   Type of Eligible Medallion Loans              Advance Rate
          --------------------------------------------------  ------------------
                      Class A Medallion Loans                         90%
                      Class B Medallion Loans                         90%
                      Class C Medallion Loans                         85%
                      Class D Medallion Loans                         75%
                      Class E Medallion Loans                         50%
          --------------------------------------------------  ------------------

          (b) with respect to each Eligible Medallion Loan that is a Specified 90% LTV Medallion Loan, the applicable advance rate set forth in the chart below opposite the applicable class of such Eligible Medallion Loan:

          --------------------------------------------------  ------------------
              Type of Specified 90% LTV Medallion Loans          Advance Rate
          --------------------------------------------------  ------------------
                      Class A Medallion Loans                         80%
                      Class B Medallion Loans                         80%
                      Class C Medallion Loans                         75%
                      Class D Medallion Loans                         65%
                      Class E Medallion Loans                         40%
          --------------------------------------------------  ------------------

provided, however, that an Advance Rate may be reduced by an amount of up to 2.5 percentage points, in the sole and absolute discretion of the Lender, if any of the following events shall exist at any time:

          (a) the Delinquency Ratio shall exceed 25%; or

          (b) 10% or more of the Medallion Loans financed under this Loan Agreement are Class D Medallion Loans and Class E Medallion Loans; or

          (c) the Cumulative Losses for Medallion Loans shall exceed $1,000,000; or

          (d) (i) the average cost of fully liquidating a Medallion, determined as of the last day of each month, based on the cost of liquidating Medallions during the preceding three months (or if fewer than ten Medallions were liquidated during such three-month period, based on the cost of liquidating the ten most recently liquidated Medallions), exceeds 5% of the original principal balance, or (ii) the average time required to fully liquidate a Medallion in a jurisdiction, determined as of the last day of each month, based on the time of liquidating Medallions during the preceding three months (or if fewer than ten Medallions were liquidated during such three-month period, based on the time of liquidating the ten most recently liquidated Medallions), exceeds the number of days allotted per jurisdiction as set forth on Schedule 10 to the Borrowing Base Certificate under "Cannot exceed ___ days" due to a change in the procedure for liquidating Medallions estimated by the applicable Taxi Commission, in each case as determined by the Lender in its sole discretion exercised in good faith, in which case the Advance Rate may be reduced only with respect to Medallion Loans secured by Medallions in the jurisdiction in which such average time to liquidate Medallions exceeds the applicable allotted number of days.

          "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim of any Person other than, with respect to the Collateral, any lien, security interest, charge, encumbrance or other right or claim in favor of the Lender.

          "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities or interests (on a fully diluted basis) having ordinary voting power for the directors or managing partners (or their equivalent) of such Person, or
(b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or interests, by contract, or otherwise.

          "Applicable Margin" shall mean (i) for each Advance secured by Eligible Medallion Loans other than Specified 90% LTV Medallion Loans, subject to Section 7.24, 1.50%, and (ii) for each Advance secured by Specified 90% LTV Medallion Loans, subject to Section 7.24, 1.75%.

          "Approved Joint Participation Agreement" shall mean a participation agreement between Medallion Funding and a Permitted Joint Participant, substantially in the form of Exhibits K-1, K-2 and K-3 hereto, as amended, supplemented or otherwise modified from time to time with the consent of the Lender in its sole and absolute discretion.

          "Approved Junior  Participation  Agreement" shall mean a participation
agreement  between  Medallion  Funding  and  a  Permitted  Junior   Participant,
substantially in the form of

Exhibits L-1, L-2, L-3 and L-4 hereto, as amended, supplemented or otherwise modified from time to time with the consent of the Lender in its sole and absolute discretion.

          "Approved Seller" shall mean any Person, other than Medallion Funding, acceptable to the Lender in its sole and absolute discretion and approved in writing by the Lender, as seller of Medallion Loans to the Borrower pursuant to an Approved Purchase Agreement.

          "Approved Purchase Agreement" shall mean each purchase and sale agreement for Medallion Loans between the Borrower, as purchaser, and an Approved Seller, together with all instruments, documents and agreements executed in connection therewith, acceptable to the Lender in writing in the Lender's sole and absolute discretion, as such Approved Purchase Agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

          "Assignment  and  Acceptance"  shall  have the  meaning  set  forth in
Section 10.14 hereof.

          "Backup Servicer" shall have the meaning assigned to such term in the Servicing Agreement.

          "Backup Servicing Agreement" shall mean the Backup Servicing Agreement
between  the  Backup  Servicer,   the  Borrower  and  the  Lender,  as  amended,
supplemented or otherwise modified from time to time.

          "Bankruptcy Event" shall be deemed to have occurred with respect to a Person if either:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidation, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 30 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors or members shall vote to implement any of the foregoing.

          "Borrower" shall have the meaning assigned to such term in the Preamble.

          "Borrowing Base" shall mean at any time an amount equal to the aggregate Collateral Value of all Eligible Medallion Loans pledged to the Lender hereunder at such time.

          "Borrowing Base Certificate" shall mean a certificate, substantially in the form of Exhibit B hereto, with appropriate insertions, showing the Borrowing Base as of the date set forth therein, and certified as complete and correct by a Responsible Officer of the Servicer.

          "Borrowing Base Deficiency" shall have the meaning provided in Section 2.07(b) hereof.

          "Borrowing Base Period" shall have the meaning assigned to such term in Section 2.01(a).

          "Boston Medallion Loan" shall mean a Medallion Loan secured by Medallion Collateral that includes a Medallion issued by the Taxi Commission for the City of Boston, Massachusetts.

          "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, the Lender or the Custodian (if other than the Borrower) is authorized or obligated by law or executive order to be closed and, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or an Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such borrowing, payment, prepayment or Interest Period, a day in which dealings in Dollar deposits are carried out in the London interbank market.

          "Cambridge Medallion Loan" shall mean a Medallion Loan secured by Medallion Collateral that includes a Medallion issued by the Taxi Commission for the City of Cambridge, Massachusetts.

          "Chicago Medallion Loan" shall mean a Medallion Loan secured by Medallion Collateral that includes a Medallion issued by the Taxi Commission for the City of Chicago, Illinois.

          "Class" shall mean the status of a Medallion Loan at any time as a Class A Medallion Loan, Class B Medallion Loan, Class C Medallion Loan, Class D Medallion Loan or Class E Medallion Loan.

          "Class A Medallion Loans" shall mean Eligible Medallion Loans in respect of which there is no delinquency in payment or there is a delinquency in the payment of principal and/or interest which continues for a period of up to 30 days (without regard to any applicable grace periods).

          "Class B Medallion Loans" shall mean Eligible Medallion Loans in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period greater than and including 31 days but not in excess of 60 days (without regard to any applicable grace periods).

          "Class C Medallion Loans" shall mean Eligible Medallion Loans in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period greater than and including 61 days but not in excess of 90 days (without regard to any applicable grace periods).

          "Class D Medallion Loans" shall mean Eligible Medallion Loans in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period greater than and including 91 days but not in excess of 180 days (without regard to any applicable grace periods).

          "Class E Medallion Loans" shall mean Eligible Medallion Loans in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period greater than and including 181 days but not in excess of 360 days (without regard to any applicable grace periods).

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral" shall have the meaning provided in Section 4.01(b) hereof.

          "Collateral Value" shall mean, with respect to any Eligible Medallion Loan on any date of determination, an amount equal to the product of (a) the Advance Rate applicable to such Eligible Medallion Loan and (b) the Net Principal Balance of such Eligible Medallion Loan; provided, that:

          (a) the following additional limitations shall apply:

          (i) the aggregate Collateral Value of all Eligible Medallion Loans which consist of New York City Medallion Loans shall be no less than 66.67% of the aggregate Collateral Value of all Eligible Medallion Loans at such time (or such other percentage as the Lender may consent to from time to time);

          (ii) the aggregate Collateral Value of all Eligible Medallion Loans which consist of Chicago Medallion Loans, Boston Medallion Loans, Cambridge Medallion Loans, Newark Medallion Loans, Philadelphia Medallion Loans or Other Acceptable Medallion Loans shall not exceed 33.33% of the aggregate Collateral Value of all Eligible Medallion Loans at such time (or such other percentage as the Lender may consent to from time to time);

          (iii) the aggregate Collateral Value of all Eligible Medallion Loans that are included in the Borrowing Base at any time and that are not Class A Medallion Loans shall not exceed 25% of the aggregate Collateral Value of all Eligible Medallion Loans at such time;

          (iv) the aggregate Collateral Value of all Eligible Medallion Loans that are included in the Borrowing Base at any time and that are not Class A Medallion Loans or Class B Medallion Loans shall not exceed 10% of the aggregate Collateral Value of all Eligible Medallion Loans at such time;

          (v) the aggregate Collateral Value of all Eligible Medallion Loans that are included in the Borrowing Base at any time and that are not Class A Medallion Loans, Class B Medallion Loans or Class C Medallion Loans shall not exceed 5% of the aggregate Collateral Value of all Eligible Medallion Loans at such time;

          (vi) the aggregate Collateral Value of all Eligible Medallion Loans which consist of Junior Participation Medallion Loans shall not exceed the lesser of $25,000,000 or 10% of the Maximum Committed Credit at such time;

          (vii) the aggregate Collateral Value of all Eligible Medallion Loans which consist of Joint Participation Medallion Loans shall not exceed the lesser of $25,000,000 or 10% of the Maximum Committed Credit at such time;

          (viii) the aggregate Collateral Value of all Eligible Medallion Loans which consist of Former FSP Medallion Loans shall not exceed $13,500,000; and

          (ix) the aggregate Collateral Value of all Eligible Medallion Loans which consist of Specified 90% LTV Medallion Loans shall not exceed $10,000,000;

          (b) the Collateral Value shall be deemed to be zero with respect to each Medallion Loan:

          (i) with  respect  to which  the  eligibility  criteria  set  forth on
     Schedule 1 are not satisfied on such date;

          (ii) made to any one Obligor (or guaranteed by any one guarantor) in an amount that exceeds $8,000,000 in the aggregate together with any other Medallion Loans to such Obligor;

          (iii) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period greater than 360 days (without regard to any applicable grace periods);

          (iv) for which the Medallion Loan File has been released from the possession of the Custodian under the Custodial Agreement to any Person other than the Lender or a Person acting as the consenting bailee for the Lender for a period of fifteen (15) or more consecutive days;

          (v) which exceeds the limitations on Collateral Value set forth in paragraph (a) above;

          (vi) for which the Custodian has not received the Medallion Loan File with respect to such Medallion Loan in the time and manner set forth in
     Section 2.04;

          (vii) in respect of any Former FSP Medallion Loan that is pledged to the Lender after the Effective Date; and

          (viii) in respect of any Specified 90% LTV Medallion Loan that is pledged to the Lender after the Effective Date.

          "Collection Account" shall mean a segregated bank account maintained by the Collection Account Bank, as depositary, pursuant to the Collection Account Control Agreement, in the name of the Borrower for the benefit of the Lender and subject to a security interest in favor of the Lender into which all Collections shall be deposited by the Servicer.

          "Collection  Account  Control  Agreement"  shall  mean the  Collection
Account Control Agreement, dated as of the date hereof, by and among the Borrower, the Servicer, the Lender, and the Collection Account Bank, substantially in the form of Exhibit C hereto, as amended, supplemented or otherwise modified from time to time.

          "Collection   Account   Bank"   shall  mean   JPMorgan   Chase   Bank.

          "Collections" shall mean, collectively, all collections, payments and recoveries on or in respect of the Medallion Loans, the Hedging Arrangements and the other Medallion Collateral (including without limitation insurance proceeds and proceeds of the disposition of the Medallion Loans or of assets securing or otherwise subject to the Medallion Loans), and all proceeds of the foregoing.

          "Combined  Loan-To-Value  Ratio"  shall have the  meaning  provided in
Section 2.07(d) hereof.

          "Commitment Letter" shall mean the commitment letter, dated as of June 21, 2002, between the Lender and Medallion Funding, as such letter may be amended from time to time.

          "Continue", "Continuation" and "Continued" shall mean the continuation of a Eurodollar Loan from one Interest Period to the next Interest Period.

          "Contractual Obligation" shall mean as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or any provision of any security issued by such Person.

          "Corporate Medallion" shall mean a Medallion that is not an Individual Medallion.

          "Credit and Collection Policy" shall mean the credit and collection policy of Medallion Funding, as Servicer, for Medallion Loans, a copy of which is attached hereto as Schedule 1.01(a).

          "Cumulative Losses" shall mean cumulative losses actually realized with respect to Medallion Loans from and after the time such loans became Medallion Loans, but shall not include costs, expenses or losses resulting from Hedging Arrangements.

          "Custodial Agreement" shall mean the Custodial Agreement, dated as of the date hereof, among the Borrower, the Custodian, the Servicer and the Lender, substantially in the form of Exhibit D hereto, as the same shall be modified and supplemented and in effect from time to time.

          "Custodian"   shall  mean  Wells   Fargo  Bank   Minnesota,   National
Association, as custodian under the Custodial Agreement, and its successors and permitted assigns thereunder.

          "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

          "Default Rate" shall mean, in respect of any principal of any Advance or, to the extent permitted by law, any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to the Eurodollar Rate plus 4.00% per annum.

          "Delinquency Ratio" means, as of the last day of each month, (x) the aggregate of the Net Principal Balance of all Medallion Loans for which the related Obligors have been delinquent for thirty-one (31) or more days, divided by (y) the aggregate of the Net Principal Balance of all Medallion Loans at such time.

          "Dollars" and "$" shall mean lawful money of the United States of America.

          "Due Diligence Review" shall mean the performance by the Lender of any or all of the reviews permitted under Section 10.16 hereof with respect to any or all of the Medallion Loans, as desired by the Lender from time to time.

          "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 5.01 shall have been satisfied.

          "Eligible Medallion Loan" shall mean a Medallion Loan purchased by the Borrower from a Seller (a) which satisfies the eligibility characteristics set forth on Schedule 1 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such Medallion Loan is included in the Borrowing Base and (b) in the case of a Medallion Loan described in (ii) or (iii) of the definition of "Medallion Loan," as to which the Lender has received evidence satisfactory to the Lender that such Medallion Loan was acquired by such Seller in a "true sale" transaction.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Eurocurrency   Liabilities"  shall  have  the  meaning  specified  in
Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Base Rate" shall mean with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the corresponding rate appearing on page BBAM of Bloomberg L.P. as LIBOR for such Interest Period two (2) Business Days prior to the beginning of such Interest Period (and if such date is not a Business

Day, the Eurodollar Rate in effect on the Business Day immediately preceding such date), and if such rate shall not be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Advances are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Advances to be outstanding during such Interest Period.

          "Eurodollar   Loan"  shall  mean  an  Advance  the  rate  of  interest
applicable to which is based upon the Eurodollar Rate.

          "Eurodollar Rate" shall mean with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                   -----------------------------------------
                   1.00 - Eurodollar Rate Reserve Percentage

          "Eurodollar Rate Reserve Percentage" shall mean, for any Interest Period for all of the Eurodollar Loans comprising part of the same borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York, New York with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined) having a term comparable to such Interest Period.

          "Event of Default"  or  "Default"  shall have the meaning  provided in
Article VIII hereof.

          "Facility Fee" shall have the meaning provided in Section 3.03(a) hereof.

          "Federal Funds Rate" shall mean for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Lender from three Federal funds brokers of recognized standing selected by the Lender.

          "Financing Lease" shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "Former FSP Medallion Loan" shall mean a Medallion Loan that was subject to a subordinated participation held by Freshstart but is no longer subject to a participation interest listed on Schedule 1.01(b) hereto.

          "Freshstart"   shall  mean  Freshstart   Venture  Corp.,  a  New  York
corporation.

          "Funding Date" shall mean, (x) with respect to a Medallion Loan, the first date on which an Advance is made hereunder to fund the purchase of such Medallion Loan, and (y) with respect to an Advance, the date on which such Advance is made.

          "Funding Date Documentation" shall have the meaning assigned to such term in the Custodial Agreement.

          "Funding Documentation Receipt Date" shall have the meaning assigned to such term in the Custodial Agreement.

          "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

          "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower or any of its properties.

          "Hedging Arrangement" shall mean, with respect to any or all of the Medallion Loans, any interest rate swap, cap or collar agreement, Eurodollar future contracts, repurchase agreement or other agreements or arrangements (including any arrangement providing for the short sale of U.S. Treasury securities), and any securities, securities accounts or securities contracts relating to the foregoing, in each case intended to provide protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the Borrower or a designee of the Borrower and the hedging counterparty.

          "Hedging Strategy" shall mean an interest rate hedging strategy for the purpose of providing protection against fluctuations in interest rates, which strategy may from time to time include the absence of Hedging Arrangements.

          "Indebtedness" shall mean, of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Indemnified Party" shall have the meaning provided in Section 10.03 hereof.

          "Individual Medallion" shall mean a Medallion issued to an Obligor who is a natural person in circumstances where such natural person is the only party who may use such Medallion (commonly referred to as an "owner-driver medallion").

          "Interest  Period" shall mean with respect to any Eurodollar Loan:

          (i) initially, the period commencing on the Funding Date with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing and Pledge given with respect thereto; and

          (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Lender not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                    (1) if any Interest  Period  pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                    (2) any Interest Period that would  otherwise  extend beyond the Termination Date shall end on the Termination Date;

                    (3) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                    (4) the  Borrower  shall  select  Interest  Periods so as to minimize any amounts payable under Section 2.16 as a result of any payment or prepayment of any Eurodollar Loans which would be scheduled to be due during any such Interest Periods.

          "Interest Reserve Deposit Account" shall mean a segregated deposit account maintained at the Interest Reserve Deposit Account Bank in the name of the Borrower for the benefit of the Lender and subject to a security interest in favor of the Lender.

          "Interest Reserve Deposit Account Bank" shall mean Merrill Lynch Bank USA or another bank or other financial institution acceptable to the Lender at which the Interest Reserve Deposit Account is maintained.

          "Interest Reserve Deposit Account Control Agreement" shall mean the Interest Reserve Deposit Account Control Agreement, dated as of the date hereof, by and among the Borrower, the Lender, and the Interest Reserve Deposit Account Bank, substantially in the form of Exhibit G hereto, as amended, supplemented or otherwise modified from time to time.

          "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

          "Joint Participation Medallion Loan" shall mean a Medallion Loan that is subject to a Permitted Joint Participation Interest.

          "Joint Participation Supplemental Agreement" shall mean each Joint Participation Supplemental Agreement among the Lender, the Borrower, Medallion Funding and a Permitted Joint Participant, substantially in the form of Exhibits E-1, E-2 and E-3 hereto, or any other Joint Participation Supplemental Agreement among the Lender, the Borrower, Medallion Funding and a Permitted Joint Participant approved by the Lender in its sole and absolute discretion, in each case as the same may be amended, supplemented or otherwise modified from time to time.

          "Junior Participation Medallion Loan" shall mean a Medallion Loan that is subject to a Permitted Junior Participation Interest.

          "Junior Participation Supplemental Agreement" shall mean each Junior Participation Supplemental Agreement among the Lender, the Borrower, Medallion Funding and a Permitted Junior Participant, substantially in the form of Exhibits F-1, F-2, F-3, and F-4 hereto, or any other Junior Participation Supplemental Agreement among the Lender, the Borrower, Medallion Funding and a Permitted Junior Participant approved by the Lender in its sole and absolute discretion, in each case as the same may be amended, supplemented or otherwise modified from time to time.

          "Lender" shall have the meaning assigned to such term in the Preamble.

          "Lien" shall mean any mortgage, lien, pledge, charge, security interest or similar encumbrance.

          "Loan Agreement" shall mean this Loan and Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Loan Documents" shall mean, collectively, this Loan Agreement, the Note, the Collection Account Control Agreement, the Interest Reserve Deposit Account Control Agreement, the Custodial Agreement, the Servicing Agreement, the Purchase Agreement, each Junior Participation Supplemental Agreement, each Joint Participation Supplement Agreement, each Approved Purchase Agreement, the Backup Servicing Agreement and the agreements relating to Hedging Arrangements.

          "Loan-to-Value Ratio" shall mean, with respect to a Medallion Loan, as of any date of determination, the percentage equivalent of a fraction the numerator of which is the Net Principal Balance for such Medallion Loan and the denominator of which is the Medallion Valuation Amount for the related Medallion.

          "Material Adverse Effect" shall mean a material adverse effect on (a) the contracts, property, business, condition (financial or otherwise) or prospects of the Borrower, (b) the ability of the Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Advances or other amounts payable in connection therewith or (f) the Collateral.

          "Maximum Committed Credit" shall mean $250,000,000.

          "Medallion" shall mean a medallion or other license issued by a Taxi Commission which enables the holder thereof to operate a taxicab in New York City, Chicago, Boston, Cambridge, Newark, Philadelphia or another location in which the Lender in its sole discretion deems acceptable and approves in writing.

          "Medallion Collateral" shall mean, in respect of a Medallion Loan, the related Medallion and any other interest in property securing such Medallion Loan.

          "Medallion Credit Facilities" shall mean, collectively, the Medallion Funding Facility Agreements and the Parent Loan Agreement.

          "Medallion Funding" shall mean Medallion Funding Corp., a New York corporation, and its successors and permitted assigns.

          "Medallion Funding Facility Agreements" shall mean, collectively, (i) the Amended and Restated Loan Agreement, dated December 24, 1997, as amended, between Medallion Funding, as borrower, the lenders party thereto, Fleet Bank, National Association, as swing line lender, administrative agent, collateral agent and arranger, and The Bank of New York, as documentation agent, and (ii) the Note Purchase Agreement, dated June 1, 1999, as amended, between Medallion Funding and each of the noteholders party thereto, in each case as the same may be further amended, supplemented or otherwise modified from time to time.

          "Medallion Loan" shall mean each of the loans secured by Medallion Collateral originated by any of (i) the Seller, (ii) an Affiliate of Medallion Funding or (iii) a third-party originator acceptable to the Lender in its sole and absolute discretion and approved by the Lender in writing, and purchased by the Borrower evidenced by, among other things, a Medallion Note and Medallion Security Agreement, that is included in any Medallion Loan Schedule, and all rights and obligations under such loan.

          "Medallion Loan Documents" shall mean, with respect to any Medallion Loan, each of the documents referred to in Section 2 of the Custodial Agreement (regardless of whether such document has been delivered to the Custodian under the Custodial Agreement).

          "Medallion Loan File" shall mean, with respect to any Medallion Loan, all Medallion Loan Documents related to such Medallion Loan.

          "Medallion Loan Schedule" shall have the meaning assigned to such term in the Custodial Agreement.

          "Medallion Note" shall mean the original executed promissory note or other evidence of indebtedness of an Obligor with respect to a Medallion Loan.

          "Medallion Security Agreement" shall mean a security agreement between a Seller and an Obligor under a Medallion Note pursuant to which the Obligor grants such Seller a security interest in the underlying Medallion and any other Medallion Collateral.

          "Medallion   Valuation   Amount"   shall  mean,  as  of  any  date  of
determination:

          (a) in the case of a Medallion issued by the Taxi Commission for New York City, (i) for an Individual Medallion, the prior month's average of monthly sales prices for sales of Individual Medallions, as reported by such Taxi Commission, and (ii) for a Corporate Medallion, the prior month's average of monthly sales prices for sales of Corporate Medallions, as reported by such Taxi Commission;

          (b) in the case of a Medallion issued by any Taxi Commission other than the Taxi Commission for New York City, the prior month's average of monthly sales prices for sales of Medallions, as reported by the applicable Taxi Commission;

provided that (x) in the event of a change in the manner in which a Taxi Commission reports average sales prices of Medallions as in effect on the Effective Date or (y) in the case of the determination of the Medallion Valuation Amount by an Other Acceptable Taxi Commission, the Medallion Valuation Amount shall be determined by the Lender pursuant to a methodology established by the Lender in its sole discretion exercised in good faith, notice of which methodology shall be given to the Borrower and the Servicer in writing.

          "Net Principal Balance" shall mean, with respect to a Medallion Loan, the unpaid principal balance of a Medallion Loan less the principal amount of any Permitted Junior Participation Interest in such Medallion Loan; provided, however, that if the Loan-to-Value Ratio of any Former FSP Medallion Loan exceeds 90% at any time, the Net Principal Balance of such Former FSP Medallion Loan for the purpose of determining the Collateral Value of such Former FSP Medallion Loan shall equal 90% of the Medallion Valuation Amount for such Former FSP Medallion Loan.

          "New York City Medallion Loan" shall mean a Medallion Loan secured by Medallion Collateral that includes a Medallion issued by the Taxi Commission for the City of New York, New York.

          "Newark Medallion Loan" shall mean a Medallion Loan secured by Medallion Collateral that includes a Medallion issued by the Taxi Commission for the City of Newark, New Jersey.

          "Non-Excluded Taxes" shall have the meaning provided in Section 2.11 hereof.

          "Non-Usage  Fee"  shall have the  meaning  provided  in  Section  3.04 hereof.

          "Note" shall have the meaning assigned to such term in Section 2.02 hereof.

          "Notice of Borrowing  and Pledge"  shall have the meaning  provided in
Section 2.01(d) hereof.

          "Obligor" shall mean the Person obligated to make payments under a Medallion Loan.

          "Other Acceptable Medallion Loan" shall mean a Medallion Loan issued by an Other Acceptable Taxi Commission.

          "Other Acceptable Taxi Commission" shall mean an agency, commission, regulatory body or other municipal instrumentality of a jurisdiction approved by the Lender in its sole and absolute discretion.

          "Parent" shall mean Medallion Financial Corp., a Delaware corporation, a "regulated investment company" within the meaning of the Code and a closed-end management investment company registered under the Investment Company Act and its permitted successors hereunder.

          "Parent Loan Agreement" shall mean the Second Amended and Restated Loan Agreement, dated September 22, 2000, as amended, between the Parent, as borrower, Medallion Business Credit, LLC, the lenders party thereto and Fleet Bank, National Association, as agent, swing line lender and arranger, as the same may be further amended, supplemented or otherwise modified from time to time.

          "Partial Payment Date" shall have the meaning provided in Section 2.08(a) hereof.

          "Payment Date" shall mean (i) each Regular Payment Date, (ii) any Business Day designated by the Borrower as a "Payment Date", provided, that, in the case of this clause (ii) the Borrower shall have given the Lender and the Custodian one (1) Business Day's prior written notice of such Payment Date, and the Servicer shall have delivered a current Servicing Report and Medallion Loan Schedule to the Lender and the Custodian in accordance with the Servicing Agreement, provided, further, that the Borrower shall designate a "Payment Date" pursuant to this clause (ii) only if the principal amount of the Advances to be paid on such day is at least $500,000, provided, further, that the Borrower shall not designate more than one "Payment Date" pursuant to this clause (ii) during any calendar week, (iii) each other Business Day on which a prepayment of the Advances is required under Section 2.07 and (iv) the Termination Date.

          "Permitted Encumbrances" shall mean mechanics liens, materialmen's liens, liens relating to other matters to which like properties are commonly subject and other similar statutory and common law liens, provided that such liens and other matters (x) individually or in the aggregate, do not materially and adversely affect the applicable Obligor's ability to make payments on the related Medallion Loan or interfere with the benefits of the security intended to be provided by the related Medallion Loan Documents, and (y) do not constitute liens securing debt for borrowed money.

          "Permitted Joint Participant" shall mean (a) a lender, financial institution or other Person listed on Schedule 1.01(c) hereto or another lender, financial institution or other Person acceptable to the Lender in its sole and absolute discretion, in each case that is not an Affiliate of the Borrower, that purchases participations in medallion loans; provided that in no event shall Permitted Joint Participant include individuals, and (b) an Affiliate of the Borrower that is a bankruptcy remote entity and is listed on Schedule 1.01(c) hereto (and whose bankruptcy remoteness has been established to the satisfaction of the Lender in its sole and absolute discretion, including, without limitation, by delivery of a legal opinion of counsel to the Borrower relating to the issues of substantive consolidation and true sale, in form and substance satisfactory to the Lender) or another Affiliate of the Borrower that is a bankruptcy remote entity that is acceptable to the Lender in its sole and absolute discretion hereto (and whose bankruptcy remoteness has been established to the satisfaction of the Lender in its sole and absolute discretion, including, without limitation, by delivery of a legal opinion of counsel to the Borrower relating to the issues of substantive consolidation and true sale, in form and substance satisfactory to the Lender).

          "Permitted Joint Participation Interest" shall mean a participation interest in a Medallion Loan that (i) is pari passu in right of payment with the rights of the Borrower under such Medallion Loan and is evidenced by an Approved Joint Participation Agreement or another agreement in form and substance acceptable to the Lender in its sole and absolute discretion, (ii) is held by a Permitted Joint Participant, and (iii) is subject to a Joint Participation Supplemental Agreement.

          "Permitted Junior Participant" shall mean (a) a lender, financial institution or other Person listed on Schedule 1.01(d) hereto or another lender, financial institution or other Person acceptable to the Lender in its sole and absolute discretion, in each case that is not an Affiliate of the Borrower, that purchases participations in medallion loans; provided that in no event shall Permitted Junior Participant include individuals, and (b) an Affiliate of the Borrower that is a bankruptcy remote entity and is listed on Schedule 1.01(d) hereto (and whose bankruptcy remoteness has been established to the satisfaction of the Lender in its sole and absolute discretion, including, without limitation, by delivery of a legal opinion of counsel to the Borrower relating to the issues of substantive consolidation and true sale, in form and substance satisfactory to the Lender) or another Affiliate of the Borrower that is a bankruptcy remote entity that is acceptable to the Lender in its sole and absolute discretion hereto (and whose bankruptcy remoteness has been established to the satisfaction of the Lender in its sole and absolute discretion, including, without limitation, by delivery of a legal opinion of counsel to the Borrower relating to the issues of substantive consolidation and true sale, in form and substance satisfactory to the Lender).

          "Permitted Junior Participation Interest" shall mean a participation interest in a Medallion Loan that (i) is subordinated in right of payment to the rights of the Borrower and is evidenced by an Approved Junior Participation Agreement or another agreement in form and substance acceptable to the Lender in its sole and absolute discretion, (ii) is held by a Permitted Junior Participant, and (iii) is subject to a Junior Participation Supplemental Agreement.

          "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association, government (or any agency, instrumentality or political subdivision thereof) or any other entity of whatever nature.

          "Philadelphia Medallion Loan" shall mean a Medallion Loan secured by Medallion Collateral that includes a Medallion issued by the Taxi Commission for the City of Philadelphia, Pennsylvania.

          "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Purchase Agreement" means that certain Loan Sale and Contribution Agreement, dated as of the date hereof, between Medallion Funding, as Seller, and the Borrower, as purchaser, together with all instruments, documents and agreements executed in connection therewith, as such Purchase Agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

          "Qualified Institutional Buyer" shall mean a "qualified institutional buyer" as defined in Rule 144A of the U.S. Securities Act of 1933, as amended.

          "Rapid Amortization Event" shall have the meaning provided in Section 2.07(d) hereof.

          "Reconciliation" shall have the meaning set forth in the Servicing Agreement.

          "Reference Date" shall mean September 12, 2003.

          "Regular Payment Date" shall mean the 16th Business Day of each month.

          "Related   Parties"   means  the  Borrower,   Medallion   Funding  and
Freshstart.

          "Release Price" shall mean, with respect to a Medallion Loan, the Lender's security interest in which is to be released in connection with the repayment of an Advance pursuant to Section 2.08(b), an amount equal to the Collateral Value of such Medallion Loan as of the date of such repayment plus all accrued but unpaid interest thereon.

          "Requirement of Law" shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer" shall mean, as to any Person, the chief executive officer, president, vice president, treasurer or secretary or, with respect to financial matters, the chief financial officer, chief accounting officer, president, vice president, treasurer or secretary of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated to the Lender to its reasonable satisfaction.

          "SBA" shall mean the U.S. Small Business Administration.

          "SBA Commitment" shall mean the Commitment Letter, dated as of May 21, 2000, between Freshstart and the SBA, and all exhibits, schedules, applications and other documents related thereto.

          "Secured Obligations" shall mean the unpaid principal amount of, and interest on the Advances, and all other obligations and liabilities of the
Borrower to the Lender, any Affiliate of the Lender that is a hedging counterparty under a Hedging Arrangement or any Indemnified Party, (including, but not limited to, fees, expenses and indemnification payments owed to the Custodian under Sections 8 and 15 of the Custodial Agreement) whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with this Loan Agreement, the Note, any other Loan Document and any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender or otherwise). For purposes hereof, "interest" shall include, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

          "Seller" shall mean (a) Medallion Funding, in its capacity as Seller under the Purchase Agreement, or (b) an Approved Seller.

          "Servicer" shall mean Medallion Funding, in its capacity as servicer under the Servicing Agreement, or such other servicer as shall be acceptable to the Lender in its sole discretion.

          "Servicer Default" shall have the meaning provided for in the Servicing Agreement.

          "Servicing Agreement" shall mean the Servicing Agreement, dated as of the date hereof, between the Borrower, the Lender and the Servicer for the servicing of Medallion Loans, as the same may be amended, modified or supplemented from time to time with the prior written consent of the Lender.

          "Servicing Fee" shall have the meaning provided for in the Servicing Agreement.

          "Servicing Records" means all servicing records relating to the Collateral, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Medallion Loans.

          "Servicing Report" shall have then meaning provided in the Servicing Agreement.

          "Specified 90% LTV Medallion Loan" shall mean a Medallion Loan with an LTV less than or equal to 90% but greater than 80% on the date of origination of such Medallion Loan listed on Schedule 1.01(e) hereto.

          "Standard Form Medallion Loan Documentation" means the forms of Medallion Loan Documents utilized by a Seller to originate Medallion Loans.

          "Subsidiary" shall mean, with respect to any Person, any other Person of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership, trust or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership, trust or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          "Taxi Commission" shall mean (i) in the case of the City of New York, New York, the New York City Taxicab and Limousine Commission, (ii) in the case of the City of Boston, Massachusetts, the Boston Police Department, (iii) in the case of the City of Chicago, Illinois, the Commissioner of the Department of Consumer Services, Public Vehicles Operations Division for Chicago, Illinois,
(iv) in the case of the City of Cambridge, Massachusetts, the City of Cambridge, Hackney Carriage Division, (v) in the case of the City of Newark, New Jersey, the Division of Taxicabs, Newark Police Department, (vi) in the case of the City of Philadelphia, Pennsylvania, the Pennsylvania Public Utilities Commission, or
(vii) any Other Acceptable Taxi Commission, and, in each case, any successor agency, commission, regulatory body or other municipal instrumentality charged with responsibility for licensing taxicabs in the applicable municipality.

          "Termination Date" shall mean the earlier of: (i) the Reference Date; provided, however, that in the event that both (X) the Parent Loan Agreement, and (Y) the Medallion Funding Facility Agreements, are either refinanced by an Acceptable Refinancing or otherwise repaid no later than the Reference Date, such date shall be September 12, 2004, and (ii) the date on which an Event of Default occurs, or, in either case, such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

          "Tranche" or "Eurodollar Tranche" shall mean Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Trigger  Event"  shall have the  meaning  provided  in  Section  3.03 hereof.

          "Underwriting Guidelines" shall mean (i) in the case of Medallion Loans sold by Medallion Funding, as Seller, to the Borrower, the underwriting guidelines of Medallion Funding for Medallion Loans, a copy of which is attached hereto as Schedule 1.01(f), or (ii) in the case of Medallion Loans sold by an Approved Seller to the Borrower, the underwriting guidelines of such Approved Seller for Medallion Loans delivered to the Lender and approved by the Lender in writing in the Lender's sole and absolute discretion.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest or the renewal or enforcement thereof in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          "Warm  Backup  Servicer  Event"  shall have the  meaning  provided  in
Section 7.24 hereof.

          Section 1.02 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

                                   ARTICLE II

                         ADVANCES, NOTE AND PREPAYMENTS

          Section  2.01  Advances.

          (a) Subject to the terms and conditions of this Loan Agreement, the Lender agrees to make loans (individually, an "Advance"; collectively, the "Advances") to the Borrower, from time to time on any Business Day from and including the Effective Date to but excluding the Termination Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of (i) the Maximum Committed Credit, and (ii) the Borrowing Base at such time; provided that during each period from the date on which a Borrowing Base Certificate is delivered until the earlier of (A) the date on which the next Borrowing Base Certificate is delivered and (B) the date on which the next Borrowing Base Certificate is required to be delivered (the "Borrowing Base Period"), the Borrower may borrow Advances up to and equal to the lesser of (I) the Maximum Committed Credit and (II) the sum of (x) the Borrowing Base as reported in the then current Borrowing Base Certificate (less the Collateral Value of any Medallion Loans released during such Borrowing Base Period pursuant to Section 2.08(b)) and (y) the amount of principal repayments on Medallion
Loans received during such Borrowing Base Period as set forth on a Reconciliation timely delivered by the Servicer pursuant to Section 4.01(b) of the Servicing Agreement; provided further, that amounts borrowed on any date other than a Regular Payment Date may only be used by the Borrower to purchase additional Medallion Loans that are pledged to the Lender.

          (b) Subject to the terms and conditions of this Loan Agreement, during the period from and including the Effective Date to but excluding the Termination Date the Borrower may borrow, repay and reborrow hereunder.

          (c) In no event shall an Advance be made when any Default has occurred and is continuing or would occur as a result of such Advance.

          (d) The Lender shall have no obligation to make new Advances with respect to any Medallion Loan at any time unless (x) an irrevocable written Notice of Borrowing and Pledge substantially in the form of Exhibit H hereto (a "Notice of Borrowing and Pledge") relating to such Medallion Loans has been delivered to the Lender prior to the Funding Date for such Advance (as provided in Section 2.03(a)) including the certification with respect to the delivery of the Funding Date Documentation, and (y) the Custodian shall have received the Funding Date Documentation with respect to such Medallion Loan in accordance with the terms of the Custodial Agreement.

          (e) There shall be no minimum amount required to be borrowed by the Borrower in connection with the initial Advance under this Loan Agreement.


          Section 2.02 Note.

          (a) The Advances made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A hereto (the "Note"), dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Maximum Committed Credit and otherwise duly completed. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

          (b) The date, amount, Interest Period and interest rate of each Advance made by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and records.

          Section 2.03 Procedure for Borrowing.

          (a) The Borrower may request an Advance hereunder, on any Business Day during the period from and including the Effective Date to but excluding the Termination Date, by delivering to the Lender, with a copy to the Custodian, a Notice of Borrowing and Pledge, appropriately completed and executed by a Responsible Officer of the Borrower, which Notice of Borrowing and Pledge must be received by the Lender, with a copy to the Custodian, prior to 4 p.m., New York City time, one (1) Business Day prior to the requested Funding Date of such Advance; provided, that the Borrower shall not request more than one Advance per Business Day; provided, further, that the Borrower shall not request more than two Advances for any calendar week. Such Notice of Borrowing and Pledge shall
(i) attach a schedule identifying the Eligible Medallion Loans for each Advance that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such Advance, (ii) contain the amount of the requested Advance, which shall in all events be at least equal to $500,000, to be made on such Funding Date, (iii) specify the requested Funding Date, (iv) attach an officer's certificate signed by a Responsible Officer of the Borrower as to the satisfaction of all of the matters referred to in Sections 5.02 (a),
(b) and (c) hereof,  (v) specify the length of the initial

Interest Period, and (vi) contain (by attachment) such other information reasonably requested by the Lender from time to time.

          (b) With respect to each Advance, upon satisfaction of all conditions precedent set forth in Section 5.01 and 5.02 hereof and the satisfaction of all procedures set forth in this Section 2.03, the Lender shall transfer funds relating to such Advance to such account as the Lender and the Borrower may from time to time agree.

          Section 2.04 Delivery of Medallion Loan Files. With respect to any Medallion Loan, the Borrower shall deliver to the Custodian the related Medallion Loan File in the manner set forth in Section 2 of the Custodial Agreement.

          Section 2.05 Repayment of Advances; Interest.

          (a) The Borrower hereby promises to repay in full on the Termination Date the aggregate outstanding principal amount of the Advances.

          (b) The Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Advance for the period from and including the Funding Date of such Advance to but excluding the date such Advance shall be paid in full, at a rate per annum for each day during each Interest Period equal to the Eurodollar Rate plus the Applicable Margin; calculated such that interest shall accrue each day on the outstanding principal amount of all Advances as of 12:00 noon, New York City time, on such day. Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the Default Rate on any principal of any Advance and on any other amount payable by the Borrower hereunder or under the other Loan Documents that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Advance shall be payable on each Payment Date. Notwithstanding the foregoing, interest accruing at the Default Rate shall be payable to the Lender on demand.

          Section 2.06 Limitation on Advances; Illegality. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Rate:

          (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Advances as provided herein; or

          (b) it becomes unlawful for the Lender to honor its obligation to make or maintain Advances hereunder using the Eurodollar Rate;

then the Lender shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lender shall be under no obligation to Continue or make additional Advances using the "Eurodollar Rate", and the Borrower shall, at its option, either prepay all such Advances as may be outstanding or such Advances shall accrue interest at a rate equal to the sum of
(i) the Federal Funds Rate and (ii) the Applicable Margin.

          Section 2.07 Determination of Borrowing Base; Mandatory Prepayments or Pledge; Rapid Amortization Event.

          (a) The Borrower shall cause the Servicer to deliver to the Lender a Borrowing Base Certificate no later than the fifteenth (15th) Business Day after the last day of each month calculating the Borrowing Base as of the last day of such prior month, certified as complete and correct by a Responsible Officer of the Servicer.

          (b) Subject to Section 2.16 hereto, if at any time the aggregate outstanding principal amount of Advances exceeds the Borrowing Base, including, without limitation, as the result of any Medallion Loan ceasing to be an Eligible Medallion Loan (a "Borrowing Base Deficiency") the Borrower shall no later than 12:00 (noon) New York City time on the fifth (5th) Business Day immediately succeeding the discovery of such Borrowing Base Deficiency (i) prepay the outstanding principal amount of Advances in part or in whole, together with accrued and unpaid interest on, and other costs relating to such prepayment under this Loan Agreement payable by the Borrower with respect to, the principal amount prepaid, or (ii) pledge additional Eligible Medallion Loans to the Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Advances does not exceed the Borrowing Base.

          (c) The Borrower shall prepay Advances as set forth in Section 4.01 of the Servicing Agreement.

          (d) Subject to Section 2.16 hereto, if at any time, the Weighted Average Loan-To-Value Ratio (as defined below) of Eligible Medallion Loans exceeds 90%, and such Weighted Average Loan-To-Value Ratio multiplied by the then-applicable Advance Rate for Class B Medallion Loan (the "Combined Loan-To-Value Ratio") exceeds 80% (a "Rapid Amortization Event"), the Servicer or the Borrower shall so notify the Lender immediately following the discovery of such Rapid Amortization Event. From and after the occurrence of a Rapid Amortization Event, the Lender may, by notice to the Borrower and the Servicer, direct that all Collections be applied to the payment of accrued but unpaid interest on the Advances and the repayment of principal of the Advances until, after giving effect to such repayments and any change in the Weighted Average Loan-to-Value Ratio (including as a result of the pledge of additional Eligible Medallion Loans to the Lender), the Combined Loan-to-Value Ratio is 72% or lower. The "Weighted Average Loan-To-Value Ratio" shall be computed as the decimal equivalent of a fraction by multiplying the Net Principal Balance and accrued interest of each Medallion Loan by the Loan-To-Value Ratio of such Medallion Loan, and dividing the sum of such numbers by the total outstanding principal and accrued interest on all Medallion Loans.

          Section 2.08 Optional Prepayments; Release of Medallion Loans upon Repayment.

          (a) Subject to Section 2.16 hereto, the Borrower may prepay, in whole or in part, Advances at any time without premium or penalty. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances until paid in full and shall be accompanied by repayment of accrued and unpaid interest on the amount. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If the Borrower intends to prepay an Advance in whole or in part from any source, the Borrower shall give one (1) Business Day's prior written notice thereof to the Lender, specifying the date (such date, a "Partial Payment Date") and amount of prepayment, together with any amounts payable pursuant to Section 2.16 hereunder. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments shall be in an aggregate principal amount of at least $500,000 or a whole multiple in excess thereof.

          (b) With respect to any Advance, the Borrower may obtain the release of the Lender's security interest in one or more Medallion Loans securing such Advance, pursuant to Section 4.10, by (i) transferring to the account referenced in Section 3.01(a) the Release Price therefor on the date of such repayment or
(ii) pledging to the Lender additional Eligible Medallion Loans having a Collateral Value at least equal to the Collateral Value of the Medallion Loan(s) to be released; provided, however, that a release pursuant to this Section 2.08(b) shall be available only if, after giving effect thereto (including the application of the proceeds thereof or the grant of the security interest in the additional Eligible Medallion Loans), there shall not exist a Default or Rapid Amortization Event.

          Section  2.09  Requirements of Law.

          (a) If the introduction or adoption of or any change (other than any change by way of the imposition of or increase in reserve requirements included in the Eurodollar Rate Reserve Percentage) in any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Loan Agreement, the Note or any Advance made by it (excluding net income taxes or franchise taxes) or change the basis of taxation of payments to the Lender in respect thereof;

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory advance or similar requirement against receivables or other assets held by, deposits or other liabilities in or for the account of, advances or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

          (iii) shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, participating in, continuing or maintaining any Advance or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable.

          (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, subject to clause (c) below, the Borrower shall promptly pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

          (c) If the Lender becomes entitled to claim any additional amounts pursuant to this Section 2.09, it shall notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section 2.09 submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error. It is understood and agreed that any additional amounts that the Lender is entitled to receive pursuant to this Section 2.09 shall only include amounts incurred on or after the ninetieth day immediately preceding the day on which the Lender shall have notified the Borrower pursuant to this clause (c) of the event by reason of which it became entitled to such additional amount.

          (d) As promptly as practicable after the Lender becomes aware of the occurrence of an event described in Section 2.09(a) or (b), the Lender shall use reasonable efforts to make, fund or maintain its rights and obligations hereunder through another office of the Lender, if as a result thereof the grounds for payments under Section 2.09(a) or (b) would thereby cease to exist; provided, that the Lender shall not be obligated to select an alternative office if the Lender determines that (i) as a result of such selection the Lender would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses, or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of the Lender.

          Section  2.10 Purpose of  Advances.  Subject to the second  proviso in
Section 2.01(a),  Advances may be used by the Borrower for any lawful purpose.

          Section 2.11 Taxes.

          (a) All payments made by the Borrower under this Loan Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (collectively, "Taxes"), unless required by law. If the Borrower shall be required under any applicable Requirement of Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Loan Agreement to the Lender, (i) the Borrower shall make all such deductions and withholdings in respect of Taxes, (ii) the Borrower shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with the applicable Requirement of Law, and (iii) the sum payable by the Borrower shall be increased as may be necessary so that after the Borrower has made all required deductions and withholdings such Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made in respect of Non-Excluded Taxes. For purposes of this Agreement "Non-Excluded Taxes" are Taxes other than, in the case of each Lender, Taxes that are measured by or imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender is organized or of its Applicable Lending Office, or any political subdivision thereof, unless such Taxes are imposed as a result of such Lender or such Agent having executed, delivered or performed its obligations or received payments under, or enforced, this Agreement or any of the other Loan Documents (in which case such Taxes will be treated as Non-Excluded Taxes).

          (b) The Borrower shall not be required to increase any amounts payable under Section 2.11(a) to any Lender that is not organized under the laws of the United States of America or a state thereof if the Lender fails to comply with the requirements of clause (c) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Loan Agreement and the payment of the Advances and all other amounts payable hereunder.

          (c) If the Lender (or transferee that acquires a interest hereunder in accordance with Section 10.14 hereof) that is not a United States Person (as such term is defined in Section 7701(a)(30) of the Code (a "US Person")) for United States federal income tax purposes (a "Non-US Lender"), such Non-US Lender shall deliver or caused to be delivered to the Borrower and the Servicer the following properly completed and duly executed documents:

                    (1) two  complete and  executed  (x) U.S.  Internal  Revenue
               Forms W-8BEN (or any successor form thereto) with respect to an income tax treaty providing for a zero rate of withholding tax on interest, or (y) U.S. Internal Revenue Service Forms W-8ECI (or any successor form thereto); or

                    (2) two complete and executed U.S.  Internal Revenue Service
               Forms W-8BEN (or any successor form thereto), including all appropriate attachments, documenting the status of the Lender (or transferee) as a Non-U.S. Lender and (y) a Certificate in the form of Exhibit I hereto.

Such documents shall be delivered by each Lender (or transferee) on or before the date it becomes a party to this Agreement (or, in the case of a transferee or assignee that is a participation holder, on or before the date such participation holder becomes a transferee hereunder) and on or before the date, if any, such Lender (or transferee) changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Lender (or transferee) shall deliver or cause to be delivered such Forms and/or Certificates promptly upon or before the expiration, obsolescence or invalidity of any document previously delivered by such Lender (or transferee). Notwithstanding any other provision of this Section

2.11(c), a Lender (or transferee) shall not be required to deliver any document pursuant to this Section 2.11(c) that such Lender (or Transferee) is not legally able to deliver.

          Section 2.12 Interest Reserve Deposit Account. (a) The Borrower shall establish, on or prior to the Effective Date, the Interest Reserve Deposit Account in the name of the Borrower for the benefit of the Lender at the Interest Reserve Deposit Account Bank and subject to a security interest in favor of the Lender. The Borrower shall deposit or cause to be deposited $1,000,000 into the Interest Reserve Deposit Account on or prior to the Effective Date. Funds on deposit in the Interest Reserve Deposit Account shall be invested in interest bearing demand cash accounts with the Interest Reserve Deposit Bank.

          (b) If an Event of Default has occurred and is continuing, the Lender may, in its sole discretion, give notice to the Interest Reserve Deposit Account Bank that the Lender is exercising its rights under the Interest Reserve Deposit Account Control Agreement, and the Lender may direct the Interest Reserve Deposit Bank that any and all amounts in the Interest Reserve Deposit Account shall be used to repay the principal, interest and other amounts due hereunder (such repayment to be applied in the order set forth in Section 4.01 of the Servicing Agreement).

          (c) Upon termination of this Loan Agreement and repayment in full to the Lender of all Secured Obligations, the Lender shall cause to be paid to the Borrower all amounts held in the Interest Reserve Deposit Account.

          Section 2.13 Collection Account.

          (a) The Borrower shall establish, on or prior to the Effective Date, the Collection Account in the name of the Borrower for the benefit of the Lender at the Collection Account Bank and subject to a security interest in favor of the Lender. Pursuant to, and in accordance with the Collection Account Control Agreement, funds on deposit in the Collection Account shall be invested by the Collection Account Bank in interest bearing demand cash accounts with the Collateral Account Bank, in the name of the Lender.

          (b) In accordance with the Collection Account Control Agreement, the Collection Account Bank shall not have any responsibility, or in any way be liable to any party hereto, for any loss in the value of any investment described in this Section 2.13 (including, without limitation, losses resulting from a fluctuation in interest rates, market values or otherwise).

          (c) Each of the Borrower and the Lender hereby agree that upon the occurrence and during the continuation of a Default, the Lender may give notice
(i) to the Collection Account Bank that it is exercising its rights under the Collection Account Control Agreement, and (ii) to the Obligors, directing them to make payments on the Medallion Loans to a Person other than the Servicer, including an account, other than the Collection Account, over which the Lender or its designee shall have exclusive dominion and control.

          Section 2.14 Continuation. Any Eurodollar Loans may be Continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Lender, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.01, of the length of the next Interest Period to be applicable to such

Advances, provided that no Eurodollar Loan may be Continued as a Eurodollar Loan having an Interest Period longer than one-month (i) when any Event of Default has occurred and is continuing and the Lender has determined that such a Continuation is not appropriate, (ii) if, after giving effect thereto, Section
2.16 would be contravened, or (iii) after the date that is three (3) Business Days prior to the end of the then current Interest Period, and provided, further, that if the Borrower fails to give notice to the Lender of a Continuation, such Advances shall be automatically continued as Eurodollar Loans having a one-month Interest Period on the last day of such Interest Period.

          Section 2.15 Minimum Amounts and Maximum Number of Tranches. All borrowings and continuations of Advances hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Advances comprising each Eurodollar Tranche shall be equal to $500,000 or a whole multiple of $500,000 in excess thereof. In no event shall there be more than three (3) Eurodollar Tranches outstanding at any time.

          Section 2.16 Indemnity. The Borrower agrees to indemnify the Lender and to hold the Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of or Continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement,
(b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement, or
(c) the making of a prepayment of Eurodollar Loans with Interest Periods of either two, three or six months on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed or Continued, for the period from the date of such prepayment or of such failure to borrow or Continue to the last day of such Interest Period (or, in the case of a failure to borrow or Continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Advances provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by the Lender) which would have accrued to the Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Advances and all other amounts payable hereunder.

                                  ARTICLE III

                          PAYMENTS; COMPUTATIONS; FEES

          Section 3.01  Payments.

          (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Loan Agreement and the other Loan Documents, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by the Lender:

                    Merrill  Lynch  Bank USA,
                    ABA# 124 084 669
                    A/C 62030
                    Ref:  Credit Globus Account 0200001124 ML MCI,
                    Re:   Taxi Medallion Loan Trust I,

not later than 3:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). The Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

          (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the other Loan Documents would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

          Section 3.02 Computations. (a) Interest on the Advances shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. The Lender shall as soon as practicable notify the Borrower of each determination of a Eurodollar Rate. Any change in the interest rate on an Advance resulting from a change in the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Lender shall as soon as practicable notify the Borrower of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Lender pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower in the absence of manifest error. The Lender shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Lender in determining any interest rate pursuant to Section 3.02.

          Section 3.03 Facility Fee. The Borrower agrees to pay to the Lender the following amounts (collectively, the "Facility Fee"):

          (a) the Borrower shall pay the Lender an amount equal to one hundred basis points (1.00%) of the Maximum Committed Credit (i.e., a fee of $2,500,000), which shall be due and payable on or prior to the Effective Date,

          (b) in the event that (i) an Acceptable Refinancing or other repayment in full of all indebtedness of the Parent and Medallion Funding under the Medallion Credit Facility has occurred prior to the Reference Date (the "Trigger Event"), and (ii) the Borrower does not repay in full all the Secured Obligations under this Loan Agreement and terminate this Loan Agreement on or prior to the Reference Date, the Borrower shall pay to the Lender on the Reference Date an amount equal to fifty basis points (0.50%) of the Maximum Committed Credit (the Borrower having the option to permanently reduce the Maximum Committed Credit on the Reference Date immediately prior to the calculation and payment of such fee),

          (c) in the event that (i) the Trigger Event shall not have occurred prior to the Reference Date and (ii) the Lender elects not to extend the Termination Date beyond the Reference Date, the Borrower shall pay the Lender on the Reference Date the amount of $625,000,

          (d) In the event that (i) the Trigger Event shall not have occurred prior to the Reference Date and (ii) at the request of the Borrower, the Lender elects to extend the Termination Date for an additional year, the Borrower shall pay the Lender on the Reference Date the amount of $1,250,000, and

          (e) in the event that on or prior to the Reference Date the Borrower shall repay in full all the Secured Obligations under this Loan Agreement and terminate this Loan Agreement, the Borrower shall pay the Lender on the date of such repayment the amount of $1,250,000;

in each case, such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the account set forth in Section 3.01(a) hereof. The Facility Fee shall be deemed fully earned as of the Effective Date and shall not be subject to rebate or set-off for any reason whatsoever, including, without limitation, early occurrence of the Termination Date.

          Section 3.04 Non-Usage Fee. The Borrower agrees to pay to the Lender a Non-Usage fee (the "Non-Usage Fee") from and including the Effective Date to the Termination Date, computed at the rate of 37.5 basis points (0.375%) per annum on the average daily amount of the unutilized portion of the Maximum Committed Credit during the period for which payment is made, in each case payable monthly in arrears on the first Business Day of the following month and on the Termination Date, commencing on September 1, 2002, such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the account set forth in Section 3.01(a) hereof.

                                   ARTICLE IV

                              COLLATERAL SECURITY

          Section 4.01 Collateral; Security Interest.

          (a) The Custodian shall hold the Medallion Loan Documents as exclusive bailee and agent for the Lender pursuant to terms of the Custodial Agreement.

          (b) All of the Borrower's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Collateral":

          (i) all Medallion Loans identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time, including, without limitation all liquidation proceeds and recoveries with respect thereto, and the

     Medallion Collateral securing same, and any security interest in such Medallion Loans in favor of the applicable Seller;

          (ii) all Medallion Loan Documents;

          (iii) the Purchase Agreement (including, without limitation all rights of the Borrower to amounts due, and all rights of indemnity arising, under or in connection with the Purchase Agreement);

          (iv) all Approved Purchase Agreements (including, without limitation all rights of the Borrower to amounts due, and all rights of indemnity arising, under or in connection with any Approved Purchase Agreement);

          (v) all Hedging Arrangements;

          (vi) all insurance policies and any proceeds from such insurance policies relating to the Medallion Loans, the Obligors or the related Medallion Collateral;

          (vii) all Collections and all rights with respect thereto;

          (viii) the Collection Account, the Interest Reserve Deposit Account and the balances, investments and other items of value attributable or credited to the Collection Account or the Interest Reserve Deposit Account, and all rights with respect thereto;

          (ix) all "chattel paper" and "documents" (as defined in the Uniform Commercial Code) evidencing or relating to the Medallion Loans;

          (x) the  Servicing  Agreement  and all  Servicing  Records;

          (xi) all Permitted Joint Participation Interests and Permitted Junior Participation Interests, and all agreements with respect thereto;

          (xii) all "equipment", "general intangibles" and "instruments" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

          (xiii) any and all replacements, substitutions, distributions on, or proceeds of any and all of the foregoing.

          (c) The Borrower hereby pledges to the Lender, and grants a security interest in favor of the Lender in, all of the Borrower's right, title and interest in, to and under the Collateral including without limitation the repayment of principal of and interest on all Advances and all other amounts owing to the Lender hereunder, under the Note and under the other Loan Documents and all other amounts owing by such Borrower to the Lender, whether now owned or hereafter acquired, now existing or hereafter created, to secure the Secured Obligations. Each of the Borrower and the Servicer agrees to mark its master computer databases and computer files (by way of the creation of a special "field" or otherwise), in a manner acceptable to the Lender, to evidence the interests granted to the Lender hereunder.

          Section 4.02 Further Documentation. At any time and from time to time, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further actions as are necessary (or as are reasonably requested by the Lender) for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby or the taking of any other action necessary to preserve the status of the Lender's Liens on the Collateral as first priority perfected liens. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          Section 4.03 Changes in Locations,  Name,  etc. The Borrower shall not
(i) change the location of its chief executive office/chief place of business from that specified in Section 6.12 hereof, (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral or (iii) reincorporate or reorganize under the laws of another jurisdiction, in each case unless it shall have given the Lender at least 30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as the Lender shall reasonably request and taken all other actions deemed reasonably necessary by the Lender to continue its perfected status in the Collateral with the same or better priority. The Borrower's organizational identification number is 3542576 and the Borrower's federal tax identification number is 51-6527213 . The Borrower shall promptly notify the Lender of any change in such organizational identification number. In the event of a disaster at the location of the Borrower's chief executive office or at the location of the Borrower's records regarding the Medallion Loans, the Borrower shall maintain its backup office and records at 11-49 44th Drive, Long Island City, New York 11101.

          Section 4.04 Lender's Appointment as Attorney-in-Fact.

          (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments related to the Collateral which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by the Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

          (i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any insurance policy or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such insurance policy or with respect to any other Collateral whenever payable;

          (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

          (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (G) to make any filing or other submission to any Taxi Commission on behalf of the Borrower; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, and from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in Section 4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to file any initial financing statements amendments thereto and continuation statements with or without the signature of any Borrower as authorized by applicable law, as applicable to all or any part of the Collateral and to file any initial financing statements, amendments thereto and continuation statements with or without the signature of any Borrower as authorized by applicable law, as applicable to all or any part of the Collateral.

          (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and, without limiting Section 4.08, neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act under this Section 4.04, except for its own gross negligence or willful misconduct.

          Section 4.05 Performance by Lender of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained in the Loan Documents and the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the out-of-pocket costs and expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Secured Obligations.

          Section 4.06 Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by the Borrower consisting of cash, checks and other cash equivalents shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwith upon receipt by the Borrower be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and (b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, recoveries against Obligors, sale and foreclosure proceeds, and any other income and all other amounts received with respect to the Collateral.

          Section 4.07 Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell (on a servicing released basis, at the Lender's option), lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. In the event that the Lender elects to take any action described in this Section 4.07, the Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation Sections 9-610 and 9-615 of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.05(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations, including the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

          Section 4.08 Limitation on Duties Regarding Presentation of Collateral. The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

          Section 4.09 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          Section 4.10 Release of Security Interest. Upon (x) termination of this Loan Agreement, repayment to the Lender of all Secured Obligations and the performance of all other obligations under the Loan Documents, the Lender shall release its security interest in any remaining Collateral, (y) repayment of a Medallion Loan in full by the related Obligor or sale of a Medallion Loan by the Borrower to the extent permitted by this Loan Agreement, the Lender shall release its security interest in any Collateral securing such Medallion Loan, in the case of this clause (y), upon receipt by the Lender of the amount of such repayment or sales proceeds (unless otherwise agreed by the Lender in its sole discretion), or (z) deposit of the Release Price or pledge to the Lender of additional Eligible Medallion Loans as contemplated by Section 2.08(b), provided that no Event of Default or Rapid Amortization Event has occurred and is continuing, the Lender shall release its security interest in any Collateral securing such Medallion Loan; provided that if any payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, the Borrower or any substantial part of its Property, or otherwise, this Loan

Agreement, all rights hereunder and the Liens created hereby (other than Liens referred to in clause (y) above) shall continue to be effective, or be reinstated, as though such payments had not been made.

                                   ARTICLE V

                              CONDITIONS PRECEDENT

          Section 5.01 Initial Advance. The agreement of the Lender to make the initial Advance requested to be made by it hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Advance, of the following conditions precedent:

          (a)  Loan  Agreement.   The  Lender  shall  have  received  this  Loan
Agreement, executed and delivered by a duly authorized officer of the Borrower and the Lender.

          (b) Note. The Lender shall have received the Note, conforming to the requirements hereof and executed by a duly authorized officer of the Borrower.

          (c) Custodial Agreement. The Lender shall have received the Custodial Agreement, conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, the Lender and the Custodian.

          (d) Servicing Agreement. The Lender shall have received the Servicing Agreement, conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, the Lender and the Servicer.

          (e) Purchase Agreement. The Lender shall have received the Purchase Agreement, conforming to the requirements hereof and executed by a duly authorized officer of the Borrower and Medallion Funding, as Seller.

          (f) Organizational Documents. The Lender shall have received copies of the organizational documents of the Related Parties, each in form and substance satisfactory to the Lender and certified by a duly authorized officer of each of the parties thereto.

          (g) Filings, Registrations, Recordings. All documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created hereunder and those in favor of the applicable Seller or the Borrower and pledged hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if the Lender determines such filings are necessary in its reasonable discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest; and lien search results in such jurisdictions of the Borrower, the Servicer and the Parent are in form and substance satisfactory to the Lender.

          (h) Closing Certificates. The Lender shall have received a certificate of the Secretary or Assistant Secretary of each Related Party, dated as of the date hereof, and certifying

(A) that attached thereto is a true, complete and correct copy of (i) the organizational documents of each Related Party, and (ii) resolutions duly adopted by such Related Party (or its general partner) authorizing the execution, delivery and performance of this Loan Agreement, the Note and the other Loan Documents to which it is a party, and the borrowings contemplated hereunder, and that such resolutions have not been amended, modified, revoked or rescinded, and (B) as to the incumbency and specimen signature of each officer executing any Loan Documents on behalf of such Related Party and, in the case of the Borrower, authorized to execute any Notice of Borrowing and Pledge, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (i) Good Standing Certificates. The Lender shall have received copies of certificates evidencing the good standing of the Borrower, Medallion Funding and the Parent, dated as of a recent date, from the Secretary of State (or other appropriate authority) of the jurisdiction under which such party is organized and of each other jurisdiction where the ownership, lease or operation of property, or the conduct of business, requires such party to qualify as a foreign corporation, except where the failure to qualify would not have a Material Adverse Effect.

          (j) Legal Opinions. (i) The Lender shall have received the executed legal opinions of Willkie Farr & Gallagher, counsel to the Related Parties, dated the Effective Date and in form and substance acceptable to the Lender and covering such other matters incident to the transactions contemplated by the Loan Documents as the Lender shall request.

          (ii) The Lender shall have received, from counsel acceptable to the Lender and in form and substance satisfactory to the Lender, an opinion of special New York, Illinois, Massachusetts, New Jersey and Pennsylvania counsel of the Related Parties in form and substance acceptable to the Lender and covering such matters incident to the transactions contemplated by the Loan Documents as the Lender shall request.

          (k) Fees and Expenses. The Borrower shall have paid the reasonable fees and disbursements of (i) Cadwalader, Wickersham & Taft, counsel to the Lender, and (ii) RSM McGladrey, Inc., outside due diligence consultant to the Lender.

          (l) Interest Reserve Deposit Account. The Interest Reserve Deposit Account shall have been established, conforming to the requirements hereof, all amounts to be deposited in the Interest Reserve Deposit Account shall have been deposited by the Borrower pursuant to Section 2.12 hereto, and the Lender shall have received the Interest Reserve Deposit Account Control Agreement executed by duly authorized officers of the Borrower, the Lender and the Interest Reserve Deposit Account Bank.

          (m) Collection Account Control Agreement. The Collection Account shall have been established conforming to the requirements hereof and the Lender shall have received the Collection Account Control Agreement executed by duly authorized officers of the Borrower, the Servicer, the Lender and the Collection Account Bank.

          (n) Due Diligence Review. The Lender shall have successfully completed its due diligence review of the Medallion Loans and the Related Parties (including, without limitation, a comprehensive valuation and appraisal of the Medallion Loans and an assessment of the management of the Related Parties) and be satisfied with the operations, financial condition of the Related Parties, and with the Medallion Loan Files, in each case in its sole discretion.

          (o) Facility Fee. The Related Parties shall have paid in full the Facility Fee to the Lender.

          (p) Evidence of Insurance. The Lender shall have received evidence satisfactory to it that (i) the requirements of Section 7.19 hereof, relating to insurance coverage of the Borrower, and (ii) the requirements of Section 6.18 of the Servicing Agreement, relating to insurance coverage of the Servicer, have been satisfied.

          (q) Standard Form Medallion Loan Documentation. The Lender shall have received copies of the Standard Form Medallion Loan Documentation, which shall be acceptable to the Lender.

          (r) Borrowing Base Certificate. The Lender shall have received a Borrowing Base Certificate showing the Borrowing Base as of the Effective Date, with appropriate insertions and dated the Effective Date, satisfactory in form and substance to the Lender, executed by the President, Vice President, Treasurer or Secretary of the Borrower.

          (s) Commitment Fee. Medallion Funding shall have paid in full the commitment fee payable to the Lender pursuant to the Commitment Letter.

          (t) Amendment to Medallion Funding Facility Agreements. Medallion Funding shall have executed an amendment to each of the existing Medallion Funding Facility Agreements providing for (i) an extension of the termination date until no earlier than July 31, 2003, (ii) an amended amortization schedule providing for fixed or scheduled payments no earlier than as set forth in Annex 1 to Exhibit B to the Amended and Restated Commitment Letter, dated as of August 5, 2002, between the Lender and Medallion Funding, as such letter may be amended from time to time, (iii) removal of all financial covenants (but not the removal of a borrowing base), and (iv) a waiver of all current defaults.

          (u) Amendment to Parent Loan Agreement. The Parent shall have executed an amendment to the existing Parent Loan Agreement providing for (i) an extension of the termination date until no earlier than July 31, 2003, (ii) an amended amortization schedule providing for fixed or scheduled payments no earlier than as set forth in Annex 1 to Exhibit B to the Amended and Restated Commitment Letter, dated as of August 5, 2002, between the Lender and Medallion Funding, as such letter may be amended from time to time, (iii) removal of all financial covenants (but not the removal of a borrowing base), and (iv) a waiver of all current defaults.

          (v) Identification of a Backup Servicer. The Borrower shall have designated a servicer acceptable to the Lender to act as the Backup Servicer and the Backup Servicer shall have agreed in principle to act as backup servicer, subject to the execution and delivery of definitive documentation.

          (w) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Loan Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

          (x) Other Conditions. The Related Parties shall have satisfied all other conditions that the Lender may reasonably request.

          Section 5.02 Initial and Subsequent Advances. The making of each Advance to the Borrower (including the initial Advance) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Advance and also after giving effect thereto and to the intended use thereof:

          (a) No Default. No Default or Event of Default shall have occurred and be continuing.

          (b) Representations and Warranties. Each representation and warranty made by a Related Party in the Loan Documents, shall be true and correct in all material respects on and as of the date of the making of such Advance with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Each Related Party shall also be in compliance in all material respects with all governmental licenses and authorizations, statutory and regulatory requirements.

          (c) Outstanding Advances. The aggregate outstanding principal amount of the Advances shall not exceed the amount permitted to be outstanding as described in Section 2.01(a) hereof.

          (d) Notice of Borrowing and Pledge. The Lender shall have received a completed Notice of Borrowing and Pledge and Medallion Loan Schedule in accordance with Section 2.03 hereof.

          (e) Medallion Loan Files. The Custodian shall have received a complete Medallion Loan File with respect to each pledged Medallion Loan to be funded on the Funding Date and which was required to have been received by the Custodian
(i) in the case of the initial Advance, at least three (3) Business Days prior to the funding of such Advance, and (ii) at least one (1) Business Day prior to the funding of such Advance.

          (f) Additional Documents. The Lender shall have received with regard to all Medallion Loans, such information, documents, agreement, opinions or instruments (including, without limitation, good standing certificates of each Obligor under each Medallion Loan pledged hereunder) as the Lender reasonably requires with respect to Medallion Loans to be pledged hereunder on such Business Day, each in form and substance satisfactory to the Lender.

          (g) No Material Adverse Effect. There shall not have occurred one or more events that, in the judgement of Lender exercised in good faith, constitutes, or could reasonably be expected to constitute, a Material Adverse Effect.

          (h) Due Diligence Review. Without limitation the Lender's right to perform one or more Due Diligence Reviews pursuant to Section 10.16 hereof, the Lender shall have completed (i) any due diligence review of the Medallion Loan Documents relating to such Advance and such other documents, records, agreements, instruments, collateral or information relating to such Advances as the Lender in its reasonable discretion deems appropriate to review and such review shall be satisfactory to the Lender in its reasonable discretion, and
(ii) in the case of an Approved Seller, any due diligence review of the applicable Approved Purchase Agreement and any due diligence review of such Approved Seller (including, without limitation, a review of its Underwriting Guidelines, credit and collection policy and creditworthiness) as the Lender in its sole and absolute discretion deems appropriate and such review shall be satisfactory to the Lender in its sole and absolute discretion, and the Borrower shall have reimbursed the Lender for all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with such review pursuant to
Section 10.16(b) hereof.

          (i) Junior Participation Medallion Loan. In the case of each Junior Participation Medallion Loan, the Lender shall have determined in its sole and absolute discretion that the subordinated participation is a Permitted Junior Participation Interest and the Lender shall have so notified the Borrower.

          (j) Joint Participation Medallion Loan. In the case of each Joint Participation Medallion Loan, the Lender shall have determined in its sole and absolute discretion that the pari passu joint participation is a Permitted Joint Participation Interest and the Lender shall have so notified the Borrower.

          (k) Evidence of Notification to the Taxi Commission of Chicago. The Lender shall have received evidence that in connection with the financing of any Chicago Medallion Loans to the Borrower, an appropriate UCC-3 Financing Statements was filed with the Illinois Secretary of State assigning the Borrower's security interest in such Chicago Medallion Loans to the Lender, and within five days after receipt of notice that such UCC-3 Financing Statement was properly filed, the Taxi Commission for Chicago, Illinois shall have received a copy of such completed filing and all relevant documents pertaining to such assignment of security interest to the Lender.

          (l) Participation Agreements. The Lender shall have received copies of any and all participation agreements executed by Medallion Funding in connection with any Medallion Loan to be pledged under this Loan Agreement in connection with such Advance, together with a certificate of a Responsible Officer that such participation agreement does not vary in any material respect from the form of participation agreement with the applicable Permitted Joint Participant or Permitted Junior Participant previously provided to, and approved by, the Lender.

          (m) Bankruptcy Remoteness. In the case of an initial Advance where the Collateral securing such initial Advance is held by either a Permitted Joint Participant or a Permitted Junior Participant that is an Affiliate of the Borrower, the bankruptcy remoteness of such Permitted Joint Participant or Permitted Junior Participant shall be established to the satisfaction of the Lender in its sole and absolute discretion prior to such initial Advance.

          (n) Other Actions. Any other actions required or advisable to be taken by the Borrower in connection with the purchase and pledging of any Medallion Loans to be included in the Borrowing Base (including, without limitation, the giving of notice of the purchase of such Medallion Loans and the giving of any notice required to be given with respect to the pledge of such Medallion Loans to the Lender hereunder) shall have been taken.

                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

          As of the Effective Date and each Funding Documentation Receipt Date, the Borrower represents and warrants to the Lender that:

          Section 6.01 Eligible Medallion Loans. (a) As of the date on which a Medallion Loan is initially pledged hereunder, such Medallion Loan was an Eligible Medallion Loan and (b) to the best of the Borrower's knowledge, each Medallion Loan included as an Eligible Medallion Loan in any Medallion Loan Schedule, or any calculation of the Borrowing Base made by the Borrower is (or was) as of the date of such schedule, tape, report, other information or calculation, an Eligible Medallion Loan.

          Section 6.02 Existence; Qualification. The Borrower is a Delaware business trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and all licenses and permits necessary to own its assets and to transact the business in which it is presently engaged, and is duly qualified and in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification.

          Section 6.03 Authority and Authorization; Enforceability; Approvals; Absence of Adverse Notice. The Borrower has the power, authority and legal right to make, deliver and perform this Loan Agreement and each of the Loan Documents to which it is a party and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Loan Agreement and each of the Loan Documents to which it is a party, and to grant to the Lender a first priority perfected security interest in the Collateral on the terms and conditions of this Loan Agreement. This Loan Agreement and each of the Loan Documents to which the Borrower is a party constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their respective terms except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency (including, without limitation, any Taxi Commission) is required in connection with the execution, delivery or performance by the Borrower of this Loan Agreement or any Loan Document to which it is a party, or the validity or enforceability of this Loan Agreement or any such Loan Document or the Medallion Loans, other than such as have been met or obtained. The Borrower has not received any notice, nor does the Borrower have any knowledge or reason to believe, that any Taxi Commission or other Governmental Authority intends to seek the cancellation, termination or modification of any of its licenses or permits, or that valid grounds for such cancellation, termination or modification exist.

          Section 6.04 No Breach. The execution, delivery and performance of this Loan Agreement and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto in connection with the pledge of the Collateral will not (i) create any Adverse Claim on the Collateral other than as contemplated herein or (ii) violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of formation or by-laws of the Borrower or any mortgage, indenture, contract or other agreement to which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.

          Section 6.05 Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or, to the knowledge of the Borrower, threatened against the Borrower or any properties of the Borrower or with respect to this Loan Agreement which, if adversely determined, could have a material effect on the business, assets or financial condition of the Borrower or which would draw into question the validity of this Loan Agreement, any Loan Document to which the Borrower is a party, or any of the other applicable documents forming part of the Collateral.

          Section 6.06 No Adverse Selection. In selecting the Medallion Loans to be pledged pursuant to this Loan Agreement, no selection procedures were employed which are intended to be, of had the effect of being, adverse to the interests of the Lender.

          Section 6.07 Bulk Transfer. The grant of the security interest in the Collateral by the Borrower to the Lender pursuant to this Loan Agreement is in the ordinary course of business for the Borrower and is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

          Section 6.08 Indebtedness. The Borrower has no Indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than Indebtedness incurred under (or contemplated by) the terms of this Loan Agreement.

          Section 6.09 Borrower's Purpose. The Borrower has been formed solely for the purpose of engaging in transactions of the types contemplated by this Loan Agreement.

          Section 6.10 Adverse Orders. No injunction, writ, restraining order or other order of any nature adversely affects the Borrower's performance of its obligations under this Loan Agreement or any Loan Document to which the Borrower is a party.

          Section 6.11 Taxes. The Parent has elected to be treated as and qualifies as a "regulated investment company" within the meaning of the Code. The Borrower has filed (on a consolidated basis or otherwise) on a timely basis all tax returns (including, without limitation, all foreign, federal, state, local and other tax returns) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Borrower. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Borrower in connection with the execution and delivery of this Loan Agreement and the other Loan Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due.

          Section 6.12 Chief Executive Office; Jurisdiction of Organization. On the Effective Date, the Borrower's chief executive office is (and the location of the Borrower's records regarding the Medallion Loans), and during the four months immediately preceding July 1, 2001 such office has been, located at 437 Madison Avenue, New York, New York 10022. On the Effective Date, the Borrower's jurisdiction of organization is the State of Delaware.

          Section 6.13 Legal Name. The Borrower's legal name is as set forth in this Loan Agreement; the Borrower has not changed its name since its formation; the Borrower does not have trade names, fictitious names, assumed names or "doing business as" names.

          Section 6.14 Solvency. The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated hereby; the Borrower is paying its debts as they become due; and the Borrower, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business.

          Section 6.15 Subsidiaries.  The Borrower has no subsidiaries.

          Section 6.16 Consideration. Taking into account the capital contribution in the Purchase Agreement, the Borrower has given fair consideration and reasonably equivalent value in exchange for the sale of the Medallion Loans by Medallion Funding, as Seller, under the Purchase Agreement.

          Section 6.17 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Related Parties to the Lender or the Custodian in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto are true and correct in every material respect, or (in the case of projections) are based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Borrower that, after due inquiry, should reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

          Section 6.18 Proceeds Regulations. No proceeds of any Advances will be used by the Borrower (i) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended or (ii) for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Federal Reserve Board.

          Section 6.19 Adverse Agreements. There are no agreements in effect adversely affecting the rights of the Borrower to make, or cause to be made, the grant of the security interest in the Collateral contemplated by Section 4.01.

          Section 6.20 Investment Company. The Parent is a closed-end management investment company registered under the Investment Company Act and has elected to be treated as a "business development company" under and as defined in the Investment Company Act. The Parent is an "investment company", as such term is defined in the Investment Company Act. The Borrower is Subsidiary of an "investment company", as such term is defined in the Investment Company Act. The acquisition of the Note by the Lender, the making of Advances hereunder, the application of the proceeds and repayment of Advances by the Borrower and the performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities Exchange Commission thereunder.

          Section 6.21 No Default. No Default or Event of Default has occurred and is continuing.

          Section 6.22 Underwriting and Servicing. Each of the Medallion Loans was underwritten in accordance with the Underwriting Guidelines and is being serviced in conformance with the applicable Seller's standard underwriting, credit, collection, operating and reporting procedures and systems and otherwise in accordance with Accepted Servicing Practices and the Credit and Collection Policy.

          Section 6.23 ERISA. The Borrower is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

          Section 6.24 Sharing of Payments. There is not now, nor will there be at any time in the future, any agreement or understanding between Medallion Funding and the Borrower (other than as expressly set forth in the Loan Documents) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

          Section 6.25 Collateral Security; Acquisition. (a) The Borrower has not assigned, pledged, or otherwise conveyed or encumbered any Medallion Loan or other Collateral to any other Person, and immediately prior to the pledge of such Medallion Loan or any other Collateral to the Lender, the Borrower was the sole owner of such Medallion Loan or such other Collateral and had good and marketable title thereto, free and clear of all Liens other than those created hereunder and those in favor of the applicable Seller or the Borrower and pledged hereunder, in each case except for Permitted Participation Interests and Liens to be released simultaneously with the Liens granted in favor of the Lender hereunder. Each Medallion Loan was acquired by the Borrower from a Seller.

          (b) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Borrower in, to and under the Collateral.

          (c) Upon delivery to the Custodian of a complete Medallion Loan File, the Lender shall have a fully perfected first priority security interest therein, in each Medallion Loan pledged hereunder and in the Borrower's interest in the related Medallion Collateral.

          (d) Upon the filing of financing statements on Form UCC-1 naming the Lender as "secured party" and the Borrower as "debtor", and describing the Collateral, in the jurisdictions and recording offices listed on Schedule 6.25 attached hereto, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of the Borrower in, to and under such Collateral which can be perfected by filing under the Uniform Commercial Code.

          Section 6.26 Subsidiary. The Borrower is a wholly-owned subsidiary of Medallion Funding.

          Section 6.27 Subsidiaries of the Parent. Schedule 6.27 sets forth, as of the Effective Date, the name of each direct or indirect subsidiary of the Parent, its form of organization and its jurisdiction of organization.

                                   ARTICLE VII

                            COVENANTS OF THE BORROWER

          The Borrower covenants and agrees with the Lender that, so long as any Advance is outstanding and until the later to occur of the payment in full of all Secured Obligations and the termination of this Loan Agreement:

          Section  7.01  Existence; etc.

          (a) The Borrower is a Delaware business trust and will observe all procedures required by its trust agreement (or equivalent document) and the laws of its jurisdiction of formation. The Borrower will maintain its existence in good standing under the laws of its jurisdiction of formation and will promptly obtain and thereafter maintain qualifications to do business as a foreign business trust in any other state in which it does business and in which it is required to so qualify.

          (b) The Borrower will comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws, all laws with respect to unfair and deceptive lending practices and predatory lending practices), if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect.

          (c) The Borrower will not move its chief executive office from the address referred to in Section 6.12 or change its jurisdiction of organization from the jurisdiction referred to in Section 6.02 unless it shall have provided the Lender 30 days' prior written notice of such change.

          (d) The Borrower will pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

          (e) The Borrower will permit representatives of the Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Lender.

          Section 7.02 Special Purpose Entity.

          (a) The Borrower will at all times ensure that (i) its directors and managers act independently and in its interests, (ii) it shall at all times maintain at least two independent directors each of (x) whom is not currently and has not been during the five years preceding the date of this Loan Agreement an officer, director, manager or employee of the Borrower or an Affiliate thereof (other than a limited purpose corporation, business trust, partnership or other entity organized for the purpose of acquiring, financing or otherwise investing, directly or indirectly, in assets or receivables originated, owned or serviced by Medallion Funding or an Affiliate thereof), (y) whom is not a current or former officer or employee of the Borrower and (z) whom is not a manager of the Borrower or an Affiliate thereof, (iii) its assets are not commingled with those of Medallion Funding or any other Affiliate of the Borrower, (iv) its board of managers duly authorizes all of its corporate actions, (v) it maintains separate and accurate records and books of account and such books and records are kept separate from those of Medallion Funding and any other Affiliate of the Borrower, and (vi) it maintains minutes of the meetings and other proceedings of the members and the board of managers. Where necessary, the Borrower will obtain proper authorization from its managers for business trust action.

          (b) The Borrower will pay its operating expenses and liabilities (including, as applicable, shared personnel and overhead expenses) from its own assets; provided, however, that the Borrower's organizational expenses and the expenses incurred in connection with the negotiation and execution of this Loan Agreement and the other Loan Documents may be paid by Medallion Funding;

          (c) The Borrower will not have any of its indebtedness guaranteed by Medallion Funding or any Affiliate of Medallion Funding. Furthermore, the Borrower will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of any Person and the Borrower will not engage in business transactions with any Affiliate of the Borrower, except on an arm's-length basis. The Borrower will not hold Medallion Funding or any Affiliate of the Borrower out to third parties as other than an entity with assets and liabilities distinct from the Borrower. The Borrower will cause any financial statements consolidated with those of Medallion Funding or any Affiliate of the Borrower to state that the Borrower is a separate corporate entity with its own separate creditors who, in any liquidation of the Borrower, will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's equity holders. The Borrower will not act in any other matter that could foreseeably mislead others with respect to the Borrower's separate identity.

          (d) The Borrower shall own no assets, and will not engage in any business, other than the assets and transactions specifically contemplated by this Loan Agreement and the Loan Documents.

          (e) The Borrower shall be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding the Borrower's status as a separate entity, shall conduct business in the Borrower's own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize a separate telephone number and separate stationery, invoices and checks.

          (f) The Borrower shall maintain the Borrower's assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify the Borrower's individual assets from those of any Affiliate or any other Person.

          (g) The Borrower shall, at all times, be a wholly-owned subsidiary of Medallion Funding.

          Section 7.03 Accuracy of Opinions. The Borrower shall take all other actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinion of Willkie Farr & Gallagher, counsel to Medallion Funding and the Borrower, issued in connection with the Purchase Agreement and relating to the issues of substantive consolidation and true sale of the Medallion Loans.

          Section 7.04 Prohibition on Adverse Claims. Except as otherwise provided herein or in any other Loan Document, the Borrower shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Medallion Loan, any Collections related thereto or any other Collateral related thereto, or upon or with respect to any account to which any Collections of any Medallion Loan are sent, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Adverse Claim upon or with respect to any of the Borrower's assets.

          Section 7.05 Prohibition on Fundamental Change. The Borrower will not engage in, or suffer any, change of ownership, dissolution, winding up, liquidation, merger or consolidation with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of, any Person.

          Section 7.06 Sale or Contribution Treatment. The Borrower will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Purchase Agreement in any manner other than the sale or contribution of Medallion Loans and other Collateral by Medallion Funding to the Borrower.

          Section 7.07 Prohibition on Modifications. The Borrower will not amend, modify, waive or terminate any terms or conditions of the Purchase Agreement, any Approved Purchase Agreement, the Servicing Agreement or, in any material respect, the Standard Form Medallion Loan Documentation without the written consent of the Lender (which consent shall not be unreasonably withheld in the case of an amendment curing an ambiguity or correcting any inconsistent provisions of the Purchase Agreement or any Approved Purchase Agreement), and shall perform its obligations thereunder.

          Section 7.08 Amendment to Organizational Documents. The Borrower will not amend, modify or otherwise make any change (other than an inconsequential change) to its organizational documents without the consent of the Lender.

          Section 7.09 Remittance of Collections. If the Borrower receives any Collections, the Borrower will remit such Collections to the Collection Account within one (1) Business Days of the Borrower's receipt thereof.

          Section 7.10 Hedging Strategy. The Borrower shall use its best efforts to be in material compliance with the Hedging Strategy.

          Section 7.11 Litigation. The Borrower will promptly, and in any event within 10 days after service of process on any of the following, give to the Lender notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting the Borrower or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect, or (iii) requires filing with the Securities and Exchange Commission in accordance with the Securities and Exchange Act of 1934 and any rules thereunder.

          Section 7.12 Notices. The Borrower shall give notice to the Lender:

          (a) promptly upon receipt of notice or knowledge of the occurrence of any Default or Event of Default or a Rapid Amortization Event;

          (b) promptly upon receipt of notice or knowledge of (i) any default related to any Collateral, (ii) any Lien or security interest (other than security interests created hereby or by the other Loan Documents) on, or claim asserted against, any of the Collateral or (iii) any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect;

          (c) promptly upon any material change in the Medallion Value of any Medallion Collateral;

          (d) promptly upon receipt of notice or knowledge of any issuance, or possible issuance, of additional Medallions by New York City, Chicago, Boston, Cambridge, Newark, Philadelphia or any other jurisdiction for which the Lender has financed the purchase of Medallion Loans by the Borrower; and

          (e) promptly upon receipt of notice or knowledge that a Medallion Loan is no longer an Eligible Medallion Loan.

          Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

          Section 7.13 Additional Information.  The Borrower shall, from time to
time,  provide  to  the  Lender  such  other  information,   reports,  financial
statements and documents as the Lender may reasonably request.

          Section 7.14 Transaction with Affiliates. The Borrower will not enter into any transaction, including without limitation any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Loan Agreement, (b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section 7.14 to any Affiliate.

          Section 7.15 Limitation on Liens. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement or Permitted Participation Interests, and the Borrower will defend the right, title and interest of the Lenders in and to any of the Collateral against the claims and demands of all persons whomsoever.

          Section 7.16 Advertising, Origination and Servicing Activities. All advertising, origination and servicing activities, procedures and materials used with regard to any Medallion Loan made or accounts acquired, collected or serviced by the Borrower comply with all applicable Federal, state and local laws, ordinances, rules and regulations, including but not limited to those related to usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, rescission rights and disclosures, except where failure to comply would not have a Material Adverse Effect.

          Section 7.17 Required Filings. The Borrower shall promptly provide the Lender with copies of all documents which the Parent or any Affiliate of the Parent is required to file with the Securities and Exchange Commission in accordance with the Securities and Exchange Act of 1934 or any rules thereunder.

          Section 7.18 Financial Statements. (a) The Borrower shall deliver to the Lender within 30 days after the last day of each calendar month, (i) unaudited balance sheets and statements of income and cash flows for the Borrower for such month (including, if such calendar month is the last month of a calendar quarter, consolidated statements of cash flows for such calendar quarter) and (ii) a certificate of an officer of the Borrower, whose position is vice president or higher, stating that such financial statements are presented fairly in all material respects and in accordance with GAAP, subject to year-end audit adjustments.

          (b) The Borrower shall deliver to the Lender within 90 days after the end of each fiscal year, the consolidated balance sheets of the Borrower as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Borrower for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default.

          The Borrower will furnish to the Lender, at the time it furnishes each set of financial statements pursuant to paragraphs (a) and (b) above, a certificate of a Responsible Officer of the Borrower stating that, to the best of such Responsible Officer's knowledge, the Borrower during such fiscal period or year has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Loan Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate (and, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action the Borrower has taken or proposes to take with respect thereto).

          Section 7.19 Maintenance of Insurance. The Borrower will maintain at all times in full force and effect with financially sound and reputable insurance companies insurance covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practices for policies of insurance.

          Section 7.20 Right of First Refusal Replacement Financing. The Borrower shall give the Lender the right of first refusal with respect to any replacement financing in connection with any Eligible Medallion Loans, as set forth on Schedule 7.20 hereto, provided, however, that the Lender offers to provide such replacement financing on terms comparable to but no less favorable to the Borrower and its Affiliates than the terms for such replacement financing offered in good faith by any other potential lender.

          Section 7.21 Monthly Pricing Reports; Monthly Liquidation Reports. The Borrower shall deliver to the Lender within 30 days after the last day of each calendar month (i) a monthly report summarizing the pricing and sales of taxi medallions in New York City, Boston, Chicago, Cambridge, Newark, Philadelphia and any other location of an Other Acceptable Taxi Commission, meeting the requirements set forth on Schedule 7.21 hereto, in form acceptable to the Lender in its sole and absolute discretion, and (ii) a monthly report in each jurisdiction of the cost of fully liquidating Medallions during the preceding three months, and the average cost for such liquidations (or if fewer than ten Medallions were liquidated during such three-month period, the cost of liquidating the ten most recently liquidated Medallions, and the average cost for such liquidations), in form and substance acceptable to the Lender in its sole and absolute discretion.

          Section 7.22 Underwriting Guidelines. The Borrower shall promptly notify the Lender (i) if Medallion Funding amends, modifies or revises its Underwriting Guidelines or (ii) if the Borrower has knowledge that any Approved Seller has amended, modified or revised its Underwriting Guidelines (and the Borrower shall require any Approved Seller to notify the Borrower of any such amendment, modification or revision). If the Lender determines, in its sole discretion, that a proposed change to Underwriting Guidelines is material, the Lender will have no obligation to finance any Medallion Loans that are originated pursuant to such new Underwriting Guidelines.

          Section 7.23 Approved Purchase Agreement Sale or Contribution Treatment. The Borrower will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by any Approved Purchase Agreement in any manner other than the sale of Medallion Loans and other Collateral by the applicable Approved Seller to the Borrower.

          Section 7.24 "Warm" Backup Servicer. (a) In accordance with the Servicing Agreement, in the event an Acceptable Refinancing does not occur within 150 days after the Effective Date and there exists $20,000,000 or more in the aggregate outstanding under the Medallion Credit Facilities or $12,000,000 or more outstanding under either Medallion Credit Facility (a "Warm Backup Servicer Event"), the Backup Servicer, as promptly as practicable thereafter, and in any event no later than 30 days after the occurrence of the Warm Backup Servicer Event, shall become a "warm" backup servicer (i.e., shall have completed a thorough review of Medallion Funding's servicing of Medallion Loans and shall have been provided sufficient information and access to computer programs to permit a prompt and orderly transition of servicing if the Backup Servicer is instructed to become the Servicer upon the occurrence of a Servicer Default). In accordance with the Servicing Agreement, following the occurrence of a Warm Backup Servicer Event, the Servicer shall fully cooperate with the Backup Servicer's review and due diligence of the Servicer's servicing procedures in connection with the Medallion Loans, including the Backup Servicer's ongoing monitoring of servicing.

          (b) If the Backup Servicer shall not have become a "warm" backup servicer within such 30-day period, as determined by the Lender in its reasonable discretion, the interest rate payable on the Advances shall be increased by 0.25% per annum until such time as the Lender shall determine, in its reasonable discretion, that the Backup Servicer shall have become a "warm" backup servicer. The fees and expenses of the Backup Servicer shall be for the account of the Borrower.

          Section 7.25 Allonge Identification. Within two (2) calendar days after the Effective Date, the Borrower shall identify each allonge to each Medallion Note pledged to the Lender by including the Medallion Loan account number on the face of each such allonge.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

          Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

          (a) the Borrower shall default in the payment of any principal of or interest on any Advance when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

          (b) the Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document after notification by the Lender of such default, and such default shall have continued unremedied for five (5) consecutive Business Days; or

          (c) The Borrower shall fail to comply with Section 2.07(a), and such failure shall have continued unremedied for two (2) Business Days; or

          (d) the Borrower shall fail to perform or observe any term, covenant or agreement hereunder or under any other Loan Document in any material respect which failure is (i) not curable or (ii) curable and continues unremedied for a period of ten (10) consecutive Business Days (and written assurances of such cure shall have been given within one Business Day of default); or

          (e) the occurrence of any Bankruptcy Event with respect to the Borrower; or

          (f) any representation or warranty made or deemed to be made by the Borrower (or any of its respective officers) under or in connection with this Loan Agreement, any remittance report or other information or report delivered pursuant hereto or any other Loan Document shall prove to have been false or incorrect in any material respect when made (other than the representations and warranties made in a Borrowing Base Certificate with respect to the inclusion of Medallion Loans in the Borrowing Base as Eligible Medallion Loans, which shall be considered solely for the purpose of determining the Collateral Value of the Mortgage Loans, unless (i) the Borrower shall have included a Medallion Loan in the Borrowing Base with knowledge that such Medallion Loan was not an Eligible Medallion Loan or (ii) the Lender shall determine in its sole discretion exercised in good faith that the Borrower shall have included Medallion Loans in the Borrowing Base with that were not an Eligible Medallion Loans on a regular basis); or

          (g) (i) the Lender shall at any time fail to have a valid, perfected, first priority security interest in a material portion of the Collateral (as determined by the Lender in its sole discretion, exercised in good faith), free of adverse claims, or (ii) the purchase by the Borrower of Medallion Loans under the Purchase Agreement or any Approved Purchase Agreement with respect to a material portion of the Collateral (as determined by the Lender in its sole discretion, exercised in good faith) shall, for any reason, cease to create in favor of the Borrower a perfected ownership interest in such Medallion Loans and the other Medallion Collateral related thereto, free of adverse claims; or

          (h) the Borrower shall have suffered any material adverse change, as determined by the Lender in its sole discretion, to its financial condition or operations which could reasonably be expected to affect the collectability of the Medallion Loans or the Borrower's ability to conduct its business or perform its obligations under the Loan Documents; or

          (i) the Borrower's activities are terminated in whole or in part for any reason, including any termination thereof by a Taxi Commission or other regulatory, tax or accounting body; or

          (j) the Purchase Agreement, any Approved Purchase Agreement, the Custodial Agreement, the Servicing Agreement or any other Loan Documents shall cease to be in full force and effect or the enforceability thereof shall be contested by a party thereto; or

          (k) the failure of the Borrower to cure a Borrowing Base Deficiency in the manner, and within the time period, set forth in Section 2.07; or

          (l) a final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered against the Borrower by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within five (5) Business Days from the date of entry thereof, and the Borrower or any such Affiliate shall not, within said period of five (5) Business Days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (m) the Borrower shall be in default under any note, indenture, loan agreement, guaranty, swap agreement or any other contract to which it is a party, which default (i) involves the failure to pay a matured obligation, or
(ii) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract; or

          (n) the Board of Managers of the Borrower (which shall consist of a total of five managers, including two independent managers) shall not include at least three of the following persons for a period of five (5) Business Days:
Alvin Murstein, Andrew Murstein, James Jack, Brian O'Leary, Larry Hall and Michael Kowalsky; or

          (o) both Alvin Murstein and Andrew Murstein shall fail to be on the Board of Managers of the Borrower.

                                   ARTICLE IX

                              REMEDIES UPON DEFAULT

          (a) Upon the occurrence of one or more Events of Default hereunder, the Lender's obligation to make additional Advances to the Borrower shall automatically terminate without further action by any Person. Upon the occurrence and continuation of one or more Events of Default other than those referred to in Article VIII, paragraph (e) hereof, and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, the Lender may immediately declare the principal amount of the Advances then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in
Article VIII, paragraph (e), and in addition to the remedies provided in

Section 4.07 hereof and otherwise provided in this Loan Agreement, such amounts referred to in the preceding sentence shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

          (b) The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Related Parties for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

                                    ARTICLE X

                                  MISCELLANEOUS

          Section 10.01 Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          Section 10.02 Notices. Except as otherwise expressly permitted by this Loan Agreement, all notices, requests and other communications provided for under the Loan Documents (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telecopy) delivered to the intended recipient at the address specified for each party hereto below; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party:

                  The Borrower:

                           Taxi Medallion Loan Trust I
                           437 Madison Avenue
                           New York, New York 10022
                           Attention: President
                           Telecopier No.: 212-328-3654
                           Telephone No.: 212-328-3654

                  The Lender:

                           Merrill Lynch Bank USA
                           15 W. South Temple
                           Suite 300

                           Salt Lake City, Utah 84101
                           Attention: Louise Alder
                           Telecopier No.: 801-531-7470
                           Telephone No.: 801-526-8324

                  With a copy to:

                           Merrill Lynch Global Asset Based Finance
                           4 World Financial Center
                           New York, New York  10080
                           Attention:  Joshua Green
                           Telecopier No.: 212-449-6673
                           Telephone No.: 212-449-7330

Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon
receipt,   in  each  case  given  or  addressed  as  aforesaid.

          Section 10.03 Indemnification and Expenses.

          (a) The Borrower agrees to hold the Lender, the Custodian, the Backup Servicer and each of their officers, directors, agents and employees (each, an "Indemnified Party") harmless from and indemnify each Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party in any suit, action, claim or proceeding relating to or arising out of this Loan Agreement, the Note, any other Loan Document, any Collateral or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document, any Collateral or any transaction contemplated hereby or thereby, including, without limitation, (i) any Medallion Loan pledged hereunder not constituting an Eligible Medallion Loan, (ii) the offering or effectuation of any securitization, or (iii) the commingling of the proceeds of the Collateral at any time with other funds, except, in each case, to the extent arising from such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Collateral for any sum owing thereunder, or to enforce any provisions of such Collateral, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender as and when billed by the Lender for all the Lender's reasonable costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Loan Agreement, the Note, any other Loan Document, any Collateral or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel (including reasonable fees and disbursements incurred in any action or proceeding between the Borrower and an Indemnified Party or between an Indemnified Party and any third party relating hereto). The Borrower hereby acknowledges that, notwithstanding the fact that the Secured Obligations are secured by the Collateral, each Secured Obligation is a recourse obligation of the Borrower.

          (b) The Borrower agrees to pay as and when billed by the Lender all reasonable costs and expenses incurred by the Lender in connection with the development, preparation and execution of, this Loan Agreement, the Note, any other Loan Document, any Collateral or any other documents prepared in connection herewith or therewith, and any amendment, supplement or modification thereto, and the consummation and administration of the transactions contemplated hereby and thereby, including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to the Lender, and (ii) all the reasonable due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement.

          Section 10.04 Amendments. Any provision of a Loan Document may be modified or supplemented only by an instrument in writing signed by the Borrower, the Lender and (to the extent any such modification or supplement would have a material adverse effect on the interest of the Custodian) the Custodian, and any provision of a Loan Document may be waived only by the written agreement of the Lender. Any consent by the Lender to any amendment, modification or supplement to the trust agreement of the Borrower or the Purchase Agreement may be conditioned upon confirmation from Willkie Farr & Gallagher, counsel to the Borrower, that the analysis and conclusions expressed in the legal opinion delivered by them dated the Effective Date and addressing issues of true sale and nonconsolidation remain unchanged.

          Section 10.05 Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of (i) the parties hereto and their respective successors and permitted assigns and (ii) to the Custodian (and its successors and assigns), to the extent of provisions herein that pertain to the Custodian.

          Section 10.06 Survival. The obligations of the Borrower under Sections 2.09, 2.11 and 10.03 and 10.16 hereof shall survive the repayment of the Advances and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Advance, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

          Section 10.07 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

          Section 10.08 Counterparts. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

          Section 10.09 GOVERNING LAW; ETC. THIS LOAN AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS LOAN AGREEMENT), AND SHALL CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE.

          Section 10.10 SUBMISSION TO JURISDICTION; WAIVERS. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          (E) AGREES THAT THE LENDER SHALL HAVE NO LIABILITY FOR ANY PUNITIVE DAMAGES IN ANY SUCH ACTION OR PROCEEDING.

          Section 10.11 WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY

IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          Section 10.12 Acknowledgments. The Borrower hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

          (b) the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

          (c) no joint venture exists between the Lender and the Borrower.

          Section 10.13 Hypothecation and Pledge of Collateral. The Lender shall have free and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral. Nothing contained in this Loan Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrower.

          Section 10.14 Assignments; Participations. (a) The Lender may assign to one or more Qualified Institutional Buyers (or, if an Event of Default has occurred and is continuing, to any Person who is not a Qualified Institutional Buyer, provided that prior to such assignment the Lender delivers to the Borrower an opinion of experienced securities law counsel to the Lender to the effect that such assignment will not cause the Borrower to be required to register as an investment company under the Investment Company Act) all or a portion of its rights and obligations under this Loan Agreement; provided, that if no Event of Default has occurred and is continuing, the Lender may not assign to a Person that competes with Medallion Funding in the origination and servicing of Medallion Loans; provided, however, that the parties to each such assignment shall execute and deliver an Assignment and Acceptance substantially in the form of Exhibit J, with appropriate completions (an "Assignment and Acceptance"), along with replacement Notes executed and delivered by the Borrower.

          (b) Upon such execution and delivery, from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of the Lender hereunder, and (ii) the Lender assignor thereunder shall, to the extent that any rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Loan Agreement.

          (c) The Lender may sell participations to one or more Qualified Institutional Buyers (or, if an Event of Default has occurred and is continuing, to any Person who is not a Qualified Institutional Buyer, provided that prior to such assignment the Lender delivers to the Borrower an opinion of experienced securities law counsel to the Lender to the effect that such assignment will not cause the Borrower to be required to register as an investment company under the Investment Company Act) all or a portion of its rights and obligations under this Loan

Agreement; provided, however, that (i) the Lender's obligations under this Loan Agreement shall remain unchanged, (ii) the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the Lender shall remain the holder of any such Note for all purposes of this Loan Agreement, and (iv) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under and in respect of this Loan Agreement and the other Loan Documents. Notwithstanding the terms of Section 2.09, each participant of the Lender shall be entitled to the additional compensation and other rights and protections afforded the Lender under Sections 2.09 or 2.16 to the same extent as the Lender would have been entitled to receive them with respect to the participation sold to such participant but not in excess of amounts to which the Lender would have been entitled hereunder.

          (d) The Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 12.14, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to the Borrower or any of its Subsidiaries or to any aspect of the Loans that has been furnished to the Lender by or on behalf of the Borrower or any of its Subsidiaries.

          (e) The Lender may at any time create a security interest in all or any portion of its rights under this Loan Agreement (including, without limitation, the Loans owing to it and the Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

          (f) Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, Lender may assign all or any portion of its rights and obligations hereunder to any Person, provided that upon the effective date of such assignment such Person shall become a party hereto and a Lender hereunder and shall be (A) entitled to all the rights, benefits and privileges accorded Lender under the Loan Documents, and (B) subject to all the duties and obligations of Lender under the Loan Documents.

          (g) The Borrower agrees to cooperate with the Lender in connection with any such assignment or transfer, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan Agreement and the other Loan Documents in order to give effect to such assignment or transfer.

          (h) The Borrower may not assign any of its rights or obligations hereunder or under any Loan Document without the prior written consent of the Lender.

          Section 10.15 Alteration of Medallion Loan Documents. After the Funding Documentation Receipt Date, until the pledge of any Medallion Loan is relinquished by the Lender, the Borrower will have no right to modify or alter the terms of the related Medallion Loan Documents except in accordance with the applicable Seller's written Underwriting Guidelines and the Credit and Collection Policy.

          Section  10.16  Periodic  Due  Diligence  Review.   (a)  The  Borrower
acknowledges that the Lender has the right to perform continuing due diligence reviews with respect to the

Medallion Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to the Borrower (which prior notice shall not be required after the occurrence and during the continuation of a Default), the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Medallion Loan Files and any and all documents, records, agreements, instruments or information relating to such Medallion Loans in the possession or under the control of the Borrower and/or the Custodian. The Borrower also shall make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Medallion Loan Files, the Medallion Loans, the Borrowing Base or other related matters. Without limiting the generality of the foregoing, the Borrower acknowledges that the Lender may make Advances to the Borrower based solely upon the information provided by the Borrower to the Lender and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Medallion Loans securing such Advance, including without limitation ordering new credit reports and otherwise re-generating the information used to originate such Medallion Loans. The Lender may underwrite such Medallion Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting, provided that such third party underwriter shall agree in writing with the Borrower to maintain the confidentiality of the information reviewed and only to use such information in connection with its engagement by the Lender in connection with this Loan Agreement. The Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Medallion Loans in the possession, or under the control, of the Borrower. The Borrower shall reimburse the Lender for all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 10.16 and Section 9.09 of the Servicing Agreement; provided, however that, except if a Servicer Default or Event of Default has occurred and is continuing, the Borrower shall not be required to reimburse the Lender for ongoing due diligence and monitoring costs and expenses in excess of $20,000 for any calendar year.

          (b) The Borrower shall reimburse the Lender for all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with any due diligence review of a proposed Approved Seller or a proposed Approved Purchase Agreement. Amounts reimbursed pursuant to this Section 10.16(b) shall not be subject to or applied toward the reimbursement cap set forth in Section 10.16(a) hereof.

          Section 10.17 Usury Savings Clause. Anything in this Loan Agreement or the Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the extent that a Lender's receipt thereof would not be permissible under the law or laws applicable to it limiting rates of interest which may be charged or collected by it. Any such amount of interest which is not paid as a result of the limitation referred to in the preceding sentence shall be carried forward and paid by the Borrower to the Lender on the earliest date or dates on which any interest is payable under this Loan Agreement and on which the receipt thereof is permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such payment shall be made as additional interest for the month preceding such interest payment date. Such deferred payments shall not bear interest.

          Section 10.18 Pledge of Ownership Interest in the Borrower. Notwithstanding anything in this Loan Agreement to the contrary, the Lender hereby consents to a silent pledge of Medallion Funding's ownership interest in the Borrower in favor of the lenders and noteholders under the Medallion Credit Facilities (i) on customary terms or on other terms reasonably acceptable to the Lender, and (ii) in any event, providing for the ability of such lenders and noteholders to exercise remedies only upon acceleration of the indebtedness under this Loan Agreement.


                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.


                                        BORROWER:

                                        TAXI MEDALLION LOAN TRUST I

                                        By: /s/ Andrew Murstein
                                            ------------------------------
                                            Name:  Andrew Murstein
                                            Title: President


                                        LENDER:

                                        MERRILL LYNCH BANK USA

                                        By: /s/ David L. Millett
                                            ------------------------------------
                                            Name:  David L. Millett
                                            Title: Vice President

                                                                Schedule 1.01(a)

                          CREDIT AND COLLECTION POLICY

                                  [To Be Added]

                                                                Schedule 1.01(b)

                           FORMER FSP MEDALLION LOANS

                                  [To Be Added]

                                                                Schedule 1.01(c)

                      EXISTING PERMITTED JOINT PARTICIPANTS

1.   Atlantic Bank of New York
2.   The Merchants Bank of New York
3.   North Fork Bank

                                      (i)

                                                                Schedule 1.01(d)

                     EXISTING PERMITTED JUNIOR PARTICIPANTS

1.   E.J.T. Management, Inc.
2.   Elk Associates Funding Corporation
3.   Susil Cab, Inc.
4.   The OSG Corporation

                                                                Schedule 1.01(e)

                        SPECIFIED 90% LTV MEDALLION LOANS

                                  [To Be Added]

                                                                Schedule 1.01(f)

                             UNDERWRITING GUIDELINES

                                  [To Be Added]

                                                                      Schedule 1
                                                                      ----------

                              Eligibility Criteria

          To be an Eligible Medallion Loan, a Medallion Loan (and the related Medallion) must satisfy, and maintain at all times, the following eligibility characteristics, subject to any exceptions thereto approved in writing by the Lender in its sole discretion:

          (a) In the case of Medallion Loans other than Former FSP Medallion Loans and Specified 90% LTV Medallion Loans, at the time of origination or of acquisition by the Borrower, the Medallion Loan has a Loan-to-Value Ratio less than or equal to 80% (for purposes of calculating the Loan-to-Value Ratio, the maximum Medallion Valuation Amount attributed to any Medallion Loan shall not exceed $325,000).

          (b) In the case of Former FSP Medallion Loans, at the time of origination or of acquisition by the Borrower, the Former FSP Medallion Loan has a Loan-to-Value Ratio less than or equal to 92% (for purposes of calculating the Loan-to-Value Ratio, the maximum Medallion Valuation Amount attributed to any Former FSP Medallion Loan shall not exceed $325,000).

          (c) In the case of Specified 90% LTV Medallion Loans, at the time of origination or of acquisition by the Borrower, the Specified 90% LTV Medallion Loan has a Loan-to-Value Ratio less than or equal to 90% but greater than 80% (for purposes of calculating the Loan-to-Value Ratio, the maximum Medallion Valuation Amount attributed to any Specified 90% LTV Medallion Loan shall not exceed $325,000).

          (d) The Medallion Loan provides for not less frequently than monthly payments of interest.

          (e) The Medallion Loan and other Medallion Loan Documents have not been extended, waived, amended or modified except in accordance with the Credit and Collection Policy. The Lender shall be notified of any material change to the Credit and Collection Policy and shall have the right to declare ineligible any Medallion Loans originated or modified under such revised Credit and Collection Policy.

          (f) The Medallion Loan does not contravene any Requirements of Law applicable thereto.

          (g) All required consents, approvals and authorizations in connection with the Medallion Loan have been obtained.

          (h) The Medallion Loan is in full force and effect, no provision of which has been modified, waived or amended (in the case of a Medallion Loan acquired from an Approved Seller, since the date of acquisition of such Medallion Loan), except in accordance with the Credit and Collection Policy, and constitutes the legal, valid and binding obligation of the Obligor in accordance with its terms.

                                  Schedule 1-1

          (i) The Medallion Loan is (i) payable in Dollars, (ii) denominated in Dollars and (iii) originated in the United States.

          (j) Immediately prior to the sale, assignment and transfer thereof, the Medallion Loan is secured by a valid first perfected security interest in the related Medallion Collateral in favor of the Seller or the Borrower, as secured party.

          (k) No right of rescission, setoff, counterclaim or defense has been asserted in connection with the Medallion Loan.

          (l) The related Obligor is an individual, corporation or partnership.

          (m) If the Obligor is an individual, such individual is either a United States citizen or a resident alien with a "Green Card", has a social security number, a drivers license, and does not have a criminal record or otherwise complies with all requirements of the applicable Taxi Commission.

          (n) The Seller originated the Medallion Loan for the purpose of financing an Obligor's Medallion, and the Medallion Loan was made in the ordinary course of such Seller's business in accordance in all material respects with the Underwriting Guidelines.

          (o) The Medallion Loan Documents were fully and properly executed by the parties thereto.

          (p) The Medallion Loan is not more than 360 days delinquent (without regard to any applicable grace periods).

          (q) The Medallion Loan (i) has been sold by Medallion Funding, as Seller, to the Borrower pursuant to the Purchase Agreement, or (ii) has been sold by an Approved Seller to the Borrower pursuant to an Approved Purchase Agreement.

          (r) The related Obligor (i) is not currently the subject of a judgment in favor of the Borrower, or the applicable Seller and (ii) did not have its related Medallion foreclosed (or subject to foreclosure).

          (s) There exists a Medallion Loan File with respect to the Medallion Loan that has been delivered to the Custodian in accordance with the Loan Documents. The related Medallion Loan File for the Medallion Loan contains the documents and instruments specified to be included therein in the form specified in the definition of "Medallion Loan File."

          (t) The information with respect to the Medallion Loan and the related Medallion Loan Documents and Medallion Collateral set forth in the Medallion Loan Schedule is true, correct and complete in all material respects.

          (u) No adverse selection procedures have been utilized in selecting the Medallion Loan as one meeting the selection criteria contained in the Loan Agreement.

                                  Schedule 1-2

          (v) The origination and servicing of the Medallion Loan, and the sale of the Medallion Loan did not contravene in any material respect any requirements of applicable federal, state and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

          (w) The Medallion Loan is not due from the United States of America or any state or from any other Governmental Authority.

          (x) The Medallion Loan has created a valid, subsisting and enforceable first priority perfected security interest in the related Medallion Collateral in favor of the applicable Seller as secured party, and such security interest is prior to all other liens (other than liens described in the next sentence, as to which the Borrower has no knowledge) upon and security interests in such Medallion Collateral that now exist or may hereafter arise or be created. To the best of the Borrower's knowledge, there are no Liens or claims existing or that have been filed for work, labor, storage or materials relating to the related Medallion that are prior to the security interest in the related Medallion granted by such Medallion Loan. There is no Lien against the Medallion related to such Medallion Loan for delinquent taxes, except where an adequate escrow for such taxes has been established and funded.

          (y) The Medallion Loan is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; all parties to the Medallion Loan had full legal capacity to execute and deliver such Medallion Loan and all other documents related thereto and to grant the security interest purported to be granted thereby. The Medallion Loan has not been satisfied, subordinated or rescinded, nor has any Medallion been released from the lien granted by such Medallion Loan in whole or in part.

          (z) The Medallion Loan has not been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          (aa) No right of rescission, setoff, counterclaim, or defense exists with respect to the Medallion Loan. The operation of the terms of the Medallion Loan or the exercise of any right thereunder will not render such Medallion Loan unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim or defense.

          (bb) As of the Funding Documentation Receipt Date for the Medallion Loan, except for Permitted Delinquencies, no default, breach, violation or event permitting acceleration under the terms of the Medallion Loan has occurred; no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of such Medallion Loan has arisen; the applicable Seller has not waived any of the foregoing; and the Medallion related to the Medallion Loan has not been repossessed under

                                  Schedule 1-3
the Medallion Loan. To the best of the Borrower's knowledge, the related Obligor is not in default on any other debt obligation owed or owing to the Borrower or any Affiliate of the Borrower. "Permitted Delinquency" means a delinquency of no more than 360 days.

          (cc) The Medallion Loan has not been sold, transferred, assigned or pledged by the applicable Seller to any Person other than the Borrower, and immediately prior to the sole of the Medallion Loan to the Lender, such Seller had good and marketable title to the Medallion Loan, and was sole owner thereof, free and clear of all Liens, except for Permitted Participation Interests. Such Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related insurance policies, except in connection with Permitted Junior Participation Interests or Permitted Joint Participation Interests.

          (dd) On the Effective Date and each Funding Documentation Receipt Date, the Borrower and the Servicer will have each caused the portions of its master computer records relating to the Medallion Loan to be clearly and unambiguously marked to show that the Medallion Loans has been pledged to the Lender in accordance with the terms of this Loan Agreement.

          (ee) Each Medallion Loan Schedule made available by the Borrower to the Lender was complete and accurate in all material respects as of the
Effective Date (in the case of the first such tape) and the Funding Documentation Receipt Date with respect to which such tape was delivered.

          (ff) The Medallion Loan was not originated in, and is not subject to the laws of, any jurisdiction under which the pledge, sale, contribution, transfer and assignment of such Medallion Loan shall be unlawful, void or voidable, except as set forth in the opinions of local counsel delivered pursuant to Section 5.01(j)(ii) of the Loan Agreement. The applicable Seller has not entered into any agreement with any Obligor or other Person that prohibits, restricts or conditions the pledge, sale, contribution, transfer or assignment of any portion of such Medallion Loan or the related Collateral or that is otherwise inconsistent with the terms of such Medallion Loan or this Loan Agreement.

          (gg) The Lender has a first priority perfected Lien in the Medallion Loan and the Medallion Collateral related thereto. All filings (including, without limitation, Uniform Commercial Code filings) necessary in any jurisdiction to give the Lender a first priority perfected Lien in the Medallion Loan and the other Medallion Collateral have been made.

          (hh) There is only one original executed copy of the Medallion Note for the Medallion Loan, including any assumptions, amendments or modifications thereto.

          (ii) No further action is required under the Uniform Commercial Code or any titling statute or act to continue the perfected status of the first priority security interest of the Borrower in the Medallion against creditors of and transferees of the Obligor, except for the filing of continuation statements.

          (jj) The Medallion Loan constitutes "chattel paper", an "instrument" or a "general intangible" under the Uniform Commercial Code.

                                  Schedule 1-4

          (kk) Each related Medallion Loan Document contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization of the benefits of the security interests intended to be provided thereby, subject to the limitations described in the next succeeding sentence. There is no exemption under existing law available to the related Obligor which would interfere with secured party's right to foreclose or to realize upon the related Medallion Loan Document, other than that which may be available under the insolvency laws, other laws of general application relating to or affecting the enforcement of creditors' rights generally, applicable debt relief or homestead statutes or general principles of equity. No representations have been made to the related Obligor by the applicable Seller or the Borrower that are inconsistent with the Medallion Loan Documents. The Medallion Loan contains an enforceable provision for the acceleration of the payment of the principal balance of the Medallion Loan in the event that the Medallion is sold or transferred without the prior written consent of the Borrower.

          (ll) Any applicable intangible taxes and documentary stamp taxes were paid as to the Medallion Loan and each related Medallion Loan Document.

          (mm) The Medallion Loan Documents for the Medallion Loan are in substantially the form of the Standard Form Medallion Loan Documentation with the exceptions, if any, listed on the Notice of Borrowing and Pledge and approved in writing by the Lender.

          (nn) The Borrower has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than an Obligor on such Medallion Loan, directly or indirectly, for the payment of any amount required by such Medallion Loan.

          (oo) The proceeds of such Medallion Loan have been fully disbursed, there is no obligation or requirement for future advances thereunder, and all costs, fees and expenses incurred in making or closing the Medallion Loan have been paid. The Borrower has duly fulfilled in all material respects all obligations on its part to be fulfilled under or in connection with the related Medallion Loan Documents and has done nothing to impair the rights of the applicable Seller, the Borrower or the Lender in such Medallion Loan Documents or payments with respect thereto.

          (pp) As of the applicable date of transfer thereunder, no Obligor on the Medallion Loan is bankrupt, is the debtor in a voluntary or involuntary bankruptcy proceeding, or is the subject of a comparable receivership or insolvency proceeding, other than Obligors under the protection of a bankruptcy court or receivership which has approved payment by any such Obligor of the Medallion Loan.

          (qq) To the best of the Borrower's knowledge, there are no proceedings or investigations pending or, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of the related Medallion Loan Documents, (b) seeking to prevent payment and performance of such Medallion Loan Documents, or (c) seeking any determination or ruling that might materially and adversely affect the validity, enforceability or collectability of the Medallion Loan or the related Medallion Loan Documents.

                                  Schedule 1-5

          (rr) The Borrower has no knowledge of any circumstance or condition with respect to the Medallion Loan, the Medallion Collateral with respect thereto or the related Obligors' credit standing that could reasonably be expected to cause the Lender to regard the Medallion Loan as unacceptable security, cause the Medallion Loan to become delinquent or adversely affect the value or marketability of such Medallion Loan.

          (ss) The Medallion Loan is a Boston Medallion Loan, Chicago Medallion Loan, New York City Medallion Loan, Cambridge Medallion Loan, Newark Medallion Loan, Philadelphia Medallion Loan or Other Permitted Medallion Loan. The Medallion securing such Medallion is valid and subsisting and in full force and effect.

          (tt) The applicable Seller and related Obligor shall have complied in all material respects with all the requirements of the applicable Taxi Commission.

          (uu) In the case of a New York Medallion Loan, the underlying Medallion is either an Individual Medallion or a Corporate Medallion.

          (vv) The Medallion Loan and other Medallion Loan Documents have not been extended, waived, amended or modified except in accordance with the applicable Seller's written Underwriting Guidelines and the Credit and Collection Policy.

          (ww) The Medallion Loans shall have been originated in a manner which is consistent with the applicable Seller's Underwriting Guidelines, and in compliance with applicable federal and state consumer protection laws, including, without limitation, all laws with respect to unfair or deceptive practices and all laws relating to predatory lending practices.

          (xx) In the case of a Medallion Loan that is subject to a Joint Participation Interest or a Junior Participation Interest, the applicable participation agreement is an Approved Joint Participation Agreement or an Approved Junior Participation Agreement, as applicable, and constitutes the legal, valid and binding obligation of the applicable Permitted Joint Participant or Permitted Junior Participant and is enforceable against such Permitted Joint Participant or Permitted Junior Participant in accordance with the respective terms and conditions of such participation agreement.

          (yy) In the case of a Former FSP Medallion Loan, the participation formerly held by Freshstart was sold to Medallion Funding in a "true sale" transaction.

          (zz) In the case of a Newark Medallion Loan, the Lender shall have received evidence, in form and substance satisfactory to the Lender in the Lender's sole and absolute discretion, that the Newark Taxi Commission has approved (i) the sale of Medallion Loans from Medallion Funding to the Borrower pursuant to the Purchase Agreement and, (ii) the Borrower's grant of security interest to the Lender in the Newark Medallion Loans pursuant to this Loan Agreement.

                                  Schedule 1-6

                                                                   Schedule 6.25
                                                                   -------------

                              FILING JURISDICTIONS

Taxi Medallion Loan Trust I
---------------------------
Delaware Secretary of State


Medallion Funding Corp.
-----------------------
New York Secretary of State


Medallion Financial Corp.
-------------------------
Delaware Secretary of State

                                                                   Schedule 6.27
                                                                   -------------

                               PARENT SUBSIDIARIES

--------------------------   -----------------------------    ------------------
                                                              Jurisdiction
Subsidiary                   Form of Organization             of Organization
--------------------------   -----------------------------    ------------------

Medallion Funding Corp.      Corporation                      New York

Business Lenders, LLC        Limited Liability Corporation    Delaware

Medallion Taxi Media, Inc.   Corporation                      New York

Medallion Capital Corp.      Corporation                      New York

Medallion Business
  Credit, LLC                Limited Liability Corporation    Delaware

Freshstart Venture
  Capital Corp.              Corporation                      New York

Medallion Funding
  Chicago Corp.              Corporation                      Delaware
--------------------------   -----------------------------    ------------------

                                                                   Schedule 7.20
                                                                   -------------

                             RIGHT OF FIRST REFUSAL

From the date hereof until and including the later of (i) the Termination Date and (ii) the date of repayment to the Lender of all Secured Obligations and the performance of all other obligations under the Loan Documents, the Lender shall have a right of first refusal with respect to each financing of Eligible Medallion Loans and the Borrower shall not, and shall not permit any of its Affiliates to, effect any financing of Eligible Medallion Loans with any Person who is not an Affiliate of the Borrower, except pursuant to the procedures set forth below.

1. If a party other than the Lender or an Affiliate of the Borrower (a "Third Party") has provided a good faith proposal, terms sheet, indication or commitment to provide financing of Eligible Medallion Loans (a "Third Party Proposal"), the Borrower shall provide written notice (a "Match Notice") thereof to the Lender together with a copy of the Third Party Proposal.

2. At the request of the Lender, the Borrower shall cooperate fully with the Lender in good faith for a period of twenty Business Days, to negotiate the details of the terms of the proposed financing and to reach agreement with the Lender to obtain from the Lender or one of its Affiliates, financing on terms substantially as beneficial to the Borrower as that contained in the Third Party Proposal; provided, however, in any event, upon notice to the Borrower, the Lender or one of its Affiliates shall have the right to provide the financing pursuant to the terms of the Third Party Proposal.

3. The Lender or one of its Affiliates may elect to provide the proposed financing by delivering to the Borrower on or before the date which is twenty Business Days after the Match Notice has been received by the Lender, or, if the Borrower and Lender agree in good faith to extend negotiations referred to in paragraph 2, such later date as the negotiations are finalized or terminated, a terms sheet setting forth the terms and conditions of the its proposal, such terms and conditions to be either (i) as agreed by the parties pursuant to paragraph 2 above, or (ii) on the same terms and conditions as those contained in the Third Party Proposal. In such event, the Borrower shall not proceed with the Third Party Proposal.

4. If (i) the Lender or one of its Affiliates gives notice to the Borrower that it elects not to provide the financing set forth in the Third Party Proposal or to negotiate with the Borrower pursuant to paragraph 2, or (ii) Lender or one of its Affiliates does not, within the time period specified above, provide the term sheet referred to in paragraph 2, the Borrower may close the financing on the terms specified in the Third Party Proposal.

5. If the Borrower proposes to close a transaction on terms more favorable to the Third Party or any of the Third Party's Affiliates than those included in the Third Party Proposal accompanying the most recent Match Notice delivered to the Lender, than such financing shall be deemed a new Third Party Proposal and the Borrower shall provide a new Match Notice to the Lender and comply with the provisions of this Schedule 7.20 with respect to such financing terms.

6. If the financing is being provided by a Third Party, then (i) one Business Day after receipt thereof, the Borrower shall provide to the Lender an initial draft of the credit agreement or similar document and all material related documentation with the Third Party (collectively, the "Third Party Credit Documents"), the terms of which must be consistent with the applicable Third Party Proposal accompanying a Match Notice; and (ii) three Business Days prior to the execution of any Third Party Credit Documents, the Borrower shall provide to the Lender the then current drafts of the Third Party Credit Documents, which shall be substantially in the form to be executed by the parties thereto. Within one Business Day following execution thereof, the Borrower shall provide to the Lender copies of the final Third Party Credit Documents.

7. Section 7.20 to the Loan Agreement and this Schedule 7.20 are not intended to be and do not constitute a commitment or obligation by the Lender or any of its Affiliates to provide or arrange for any financing by the Borrower or any of its Affiliates, and no liability or obligation on the part of the Lender or any of its Affiliates to proceed with or participate in any financing by the Borrower or any of its Affiliates shall be created or exist unless or until the Lender, or such Affiliate, as the case may be, has executed and delivered definitive documentation containing such obligation.

                                                                   Schedule 7.21
                                                                   -------------

                             MONTHLY PRICING REPORTS

----------------------  --------------------------------------------------------
     JURISDICTION                        DESCRIPTION OF REPORT
----------------------  --------------------------------------------------------

Boston, Massachusetts   Pricing  and  sales   report  from  the  Boston   Police
                        Department   setting  forth,  among  other  things,  the
                        medallion  numbers,   sellers,   buyers,   sales  price,
                        transaction  dates,  and  purchase  dates (or such other
                        information  as shall then be included in such  report),
                        or if for any month  such  pricing  and sales  report is
                        not available  after  reasonable  attempts to obtain the
                        same,  a letter  from  Robert  Kline,  Esq.  or  another
                        attorney   acceptable   to  the   Lender   in  its  sole
                        discretion,  (i)  setting  forth,  that  based  upon the
                        sales of taxi medallions  during the applicable month in
                        which  such  counsel  participated  in or of which  such
                        counsel is otherwise  aware,  the average price at which
                        taxi medallions  were sold during the applicable  month,
                        and (ii)  attaching  to such  letter a  schedule  of the
                        sales of taxi medallions  during such  applicable  month
                        which  such  counsel  participated  in or of which  such
                        counsel is otherwise aware.
----------------------  --------------------------------------------------------
Cambridge,              Pricing  and sales  report  from the City of  Cambridge,
  Massachusetts         Hackney  Carriage  Division  setting forth,  among other
                        things,  the  medallion  numbers,  dates of transfer and
                        sales price (or such other  information as shall then be
                        included  in  such  report),  or if for any  month  such
                        pricing  and  sales  report  is  not   available   after
                        reasonable  attempts  to obtain the same,  a letter from
                        Robert  Kline,  Esq. or another  attorney  acceptable to
                        the Lender in its sole  discretion,  (i) setting  forth,
                        that based upon the sales of taxi medallions  during the
                        applicable  month in which such counsel  participated in
                        or  of  which  such  counsel  is  otherwise  aware,  the
                        average price at which taxi  medallions were sold during
                        the applicable  month, and (ii) attaching to such letter
                        a schedule of the sales
                        of taxi medallions  during such  applicable  month which
                        such counsel participated in or of which such counsel is
                        otherwise aware.
----------------------  --------------------------------------------------------
Chicago, Illinois       Pricing and sales  report from the  Commissioner  of the
                        Department of Consumer  Services  setting  forth,  among
                        other things, the medallion  numbers,  transaction dates
                        and sales  price  (or such  other  information  as shall
                        then be  included in such  report),  or if for any month
                        such  pricing and sales  report is not  available  after
                        reasonable  attempts  to obtain the same,  a letter from
                        Bernie  Block,  Esq. or another  attorney  acceptable to
                        the Lender in its sole  discretion,  (i) setting  forth,
                        that based upon the sales of taxi medallions  during the
                        applicable  month in which such counsel  participated in
                        or  of  which  such  counsel  is  otherwise  aware,  the
                        average price at which taxi  medallions were sold during
                        the applicable  month, and (ii) attaching to such letter
                        a schedule of the sales of taxi  medallions  during such
                        applicable  month which such counsel  participated in or
                        of which such counsel is otherwise aware.
----------------------  --------------------------------------------------------
Newark, New Jersey      A  pricing  and  sales   report  from  the  Division  of
                        Taxicabs,   Newark  Police  Department  (or  such  other
                        information  as shall then be included in such  report),
                        or if for any month such pricing and sales report is not
                        available after reasonable  attempts to obtain the same,
                        a letter  from Alan  Decker,  Esq.  or another  attorney
                        acceptable  to the  Lender in its sole  discretion,  (i)
                        setting  forth,  that  based  upon  the  sales  of  taxi
                        medallions  during  the  applicable  month in which such
                        counsel  participated  in or of which  such  counsel  is
                        otherwise   aware,  the  average  price  at  which  taxi
                        medallions  were sold during the applicable  month,  and
                        (ii) attaching to such letter a schedule of the sales of
                        taxi medallions  during such applicable month which such
                        counsel  participated  in or of which  such  counsel  is
                        otherwise aware.
----------------------  --------------------------------------------------------
New York, New York      Pricing  and sales  report from the New York City Taxi &
                        Limousine  Commission setting forth, among other things,
                        the  average   price
                        and number of medallion loan transfers for the six prior
                        months  (or such  other  information  as  shall  then be
                        included  in  such  report),  or if for any  month  such
                        pricing  and  sales  report  is  not   available   after
                        reasonable  attempts  to obtain the same,  a letter from
                        Lance Kuba, Esq., Roger Davis,  Esq. or another attorney
                        acceptable  to the  Lender in its sole  discretion,  (i)
                        setting  forth,  that  based  upon  the  sales  of  taxi
                        medallions  during  the  applicable  month in which such
                        counsel  participated  in or of which  such  counsel  is
                        otherwise   aware,  the  average  price  at  which  taxi
                        medallions  were sold during the applicable  month,  and
                        (ii) attaching to such letter a schedule of the sales of
                        taxi medallions  during such applicable month which such
                        counsel  participated  in or of which  such  counsel  is
                        otherwise aware.
----------------------  --------------------------------------------------------
Philadelphia,           A pricing and sales report from the Pennsylvania  Public
  Pennsylvania          Utilities  Commission,  or if for any month such pricing
                        and  sales  report  is not  available  after  reasonable
                        attempts  to  obtain  the  same,   a  letter  from  John
                        Gallagher,  Esq. or another  attorney  acceptable to the
                        Lender in its sole discretion,  (i) setting forth,  that
                        based  upon the  sales  of taxi  medallions  during  the
                        applicable  month in which such counsel  participated in
                        or  of  which  such  counsel  is  otherwise  aware,  the
                        average price at which taxi  medallions were sold during
                        the applicable  month, and (ii) attaching to such letter
                        a schedule of the sales of taxi  medallions  during such
                        applicable  month which such counsel  participated in or
                        of which such counsel is otherwise aware.
----------------------  --------------------------------------------------------

                                                                       Exhibit A
                                                                       ---------

                                  FORM OF NOTE

                                  [To Be Added]

                                                                       Exhibit B
                                                                       ---------

                       FORM OF BORROWING BASE CERTIFICATE

                                  [To Be Added]

                                                                       Exhibit C
                                                                       ---------

                  FORM OF COLLECTION ACCOUNT CONTROL AGREEMENT

                                  [To Be Added]

                                                                       Exhibit D
                                                                       ---------

                           FORM OF CUSTODIAL AGREEMENT

                                  [To Be Added]

                                                                     Exhibit E-1
                                                                     -----------

                                    RESERVED

                                                                     Exhibit E-2
                                                                     -----------

                                    RESERVED

                                                                     Exhibit E-3
                                                                     -----------

                                    RESERVED

                                                                     Exhibit F-1
                                                                     -----------

               FORM OF JUNIOR PARTICIPATION SUPPLEMENTAL AGREEMENT
                                    (E.J.T.)

                                  [To Be Added]

                                                                     Exhibit F-2
                                                                     -----------

               FORM OF JUNIOR PARTICIPATION SUPPLEMENTAL AGREEMENT
                                      (ELK)

                                  [To Be Added]

                                                                     Exhibit F-3
                                                                     -----------
               FORM OF JUNIOR PARTICIPATION SUPPLEMENTAL AGREEMENT
                                (SUSIL CAB, INC.)

                                  [To Be Added]

                                                                     Exhibit F-4
                                                                     -----------

               FORM OF JUNIOR PARTICIPATION SUPPLEMENTAL AGREEMENT
                              (THE OSG CORPORATION)

                                  [To Be Added]

                                                                       Exhibit G
                                                                       ---------

           FORM OF INTEREST RESERVE DEPOSIT ACCOUNT CONTROL AGREEMENT

                                  [To Be Added]

                                                                       Exhibit H
                                                                       ---------

                     FORM OF NOTICE OF BORROWING AND PLEDGE

                                  [To Be Added]

                                                                       Exhibit I
                                                                       ---------

                             FORM OF TAX CERTIFICATE

                                  [To Be Added]

                                                                       Exhibit J
                                                                       ---------

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                  [To Be Added]

                                                                     Exhibit K-1
                                                                     -----------

                                    RESERVED

                                                                     Exhibit K-2
                                                                     -----------

                                    RESERVED

                                                                     Exhibit K-3
                                                                     -----------

                                    RESERVED

                                                                     Exhibit L-1
                                                                     -----------

                 FORM OF APPROVED JUNIOR PARTICIPATION AGREEMENT
                                    (E.J.T.)

          Each Approved Junior Participation Agreement shall be substantially in the form of the Participation Agreement, dated September 5, 2001, by and between Medallion Funding Corp. ("Medallion Funding") and E.J.T. Management, Inc. ("EJT"), attached hereto, as modified by the Junior Participation Supplemental Agreement, dated September 13, 2002, by and among EJT, Medallion Funding, Taxi Medallion Loan Trust I and Merrill Lynch Bank USA, subject to the following modifications:

          1. Changing the date of the of the Participation  Agreement (paragraph
1);

          2. Changing the dates, parties and terms of the underlying loan (first and second Whereas Clauses);

          3. Changing the dollar amount of the participation, participation percentage, dollar amount of the unparticipated share, lender percentage and participation interest rate (Section 1.A);

          4. Changing the lender interest rate (Section 1.B);

          5. Changing the description of the Loan Documents and principal balance thereunder (Section 1.C); and

          6. Such other changes that are incidental to the forgoing changes and otherwise such other changes reasonably approved by Lender.

                                                                     Exhibit L-2
                                                                     -----------

                 FORM OF APPROVED JUNIOR PARTICIPATION AGREEMENT
                                      (ELK)

          Each approved Junior participation Agreement shall be substantially in the form of the Participation Agreement, dated April 19, 1999, by and between Elk Associates Funding Corporation ("Elk") and Medallion Funding Corp. ("Medallion Funding"), attached hereto, as modified by the Junior Participation Supplemental Agreement, dated September 13, 2002, by and among Elk, Medallion Funding, Taxi Medallion Loan Trust I and Merrill Lynch Bank USA, subject to the following modifications:

          1. Changing the date of the Participation Agreement (paragraph 1);

          2.  Changing  the  parties,   dollar   amount  of   underlying   loan,
participation percentage, dollar amount of the participation, lender percentage and dollar amount of unparticipated share (Whereas clause);

          3. Changing the term of the loan, timing of balloon payment, interest rate, participation interest rate and lender interest rate (Section 1);

          4. Changing the description of the loan documents and principal balance thereunder (Section 2);

          5. Changing the lender interest rate and participation interest rate (Section 4); and

          6. Such other changes that are incidental to the foregoing changes and otherwise such other changes reasonably approved by Lender.

                                                                     Exhibit L-3
                                                                     -----------

                 FORM OF APPROVED JUNIOR PARTICIPATION AGREEMENT
                                (SUSIL CAB, INC.)

          Each Approved Junior Participation Agreement shall be substantially in the form of the Participation Agreement, dated September 22, 2000, by and between Susil Cab, Inc. ("Susil") and Medallion Funding Corp. ("Medallion Funding"), attached hereto, as modified by the Junior Participation Supplemental Agreement, dated September 13, 2002, by and among Susil, Medallion Funding, Taxi Medallion Loan Trust I and Merrill Lynch Bank USA, subject to the following modifications:

          1. Changing the date of the Participation Agreement (paragraph 1);

          2. Changing the dates, parties and terms of the underlying loan (first and second Whereas clauses);

          3. Changing the dollar amount of the participation, participation percentage, dollar amount of the unparticipated share, lender percentage and participation interest rate (Section 1.A);

          4. Changing the lender interest rate (Section 1.B);

          5. Changing the description of the Loan Documents and principal balance thereunder (Section 1.C); and

          6. Such other changes that are incidental to the forgoing changes and otherwise such other changes reasonably approved by Lender.

                                                                     Exhibit L-4
                                                                     -----------

                 FORM OF APPROVED JUNIOR PARTICIPATION AGREEMENT
                              (THE OSG CORPORATION)

          Each Approved Junior Participation Agreement shall be substantially in the form of the Participation Agreement dated August 14, 2002, by and between The OSG Corp. ("OSG") and Medallion Funding Corp. ("Medallion Funding"), attached hereto, as modified by the Junior Participation Supplemental Agreement, dated September 13, 2002, by and among OSG, Medallion Funding, Taxi Medallion Loan Trust I and Merrill Lynch Bank USA, subject to the following modifications:

          1. Changing the date of the Participation Agreement (paragraph 1);

          2. Changing the dates, parties and amount of the underlying loan (Whereas clause);

          3. Changing the dollar amount of the participation, participation percentage, dollar amount of the unparticipated share, lender percentage and participation interest rate (Section 1.A); and

          4. Such other changes that are incidental to the forgoing changes and otherwise such other changes reasonably approved by the Lender.